UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )
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Filed by the Registrant

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Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

Royal Gold, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

ROYAL GOLD, INC

Virtual Annual Meeting of Stockholders
Wednesday, May 25, 2022
9:00 AM Mountain Time

Notice of 2022 Virtual Annual Meeting & Proxy Statement

A MESSAGE
FROM THE
CHAIR OF
THE BOARD
DEAR FELLOW STOCKHOLDERS,
We experienced another period of strong performance across our portfolio during the six-month transition period ended December 31, 2021. The solid operating results allowed us to deliver excellent financial results, invest in new growth opportunities and pay down our outstanding debt to end the period debt free. We also continued our record of returning capital to stockholders, and we raised our dividend for the 21st consecutive year. This long history of sustained and increased dividend payments was recognized with the recent inclusion of Royal Gold in the S&P High Yield Dividend Aristocrats Index, the only precious metals company in the index. We achieved all of this without diluting your interests by issuing new equity.
Sustainability has always been a key consideration in the management of our business, and I am pleased to report that we have now formally incorporated Environmental, Social and Governance (ESG) performance as a measure in our executive compensation program. Your Board believes that linking compensation directly to ESG practices is important to support the long-term sustainability of our business. We also recently published our inaugural ESG Report, which is available for review on our website. Successful management of ESG issues is an ongoing process and this report provides a solid foundation on which to build in the future. Your Board is actively engaged in Royal Gold’s ESG efforts and is fully supportive of management’s approach to this increasingly important subject area.
Finally, as of December 31, 2021, we completed the transition of the Company’s fiscal year-end from June 30 to December 31. The change in our fiscal year-end will allow easier comparison of our performance against our peers, furthering our commitment to transparency and accountability.
We look forward to reviewing the achievements of the transition period with you, and you are cordially invited to join us virtually for our 2022 annual meeting of stockholders on May 25, 2022, at 9 a.m. mountain time. Holders of record of our common stock on March 28, 2022, are entitled to notice of and to vote at the virtual annual meeting. The accompanying notice of virtual annual meeting and proxy statement describe the business to be conducted at the meeting.
Thank you for your continued support.
Sincerely,
William Hayes
Chair of the Board

PLEASE VOTE
It is important that your shares are represented and voted at the virtual annual meeting. Even if you expect to log into the virtual annual meeting, please vote your shares as promptly as possible by telephone or the internet or by signing, dating, and returning the proxy card mailed to you if you received a paper copy of this proxy statement.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL STOCKHOLDERS’ MEETING TO BE HELD ON MAY 25, 2022:
Our notice of virtual annual meeting and proxy statement, transition report on Form 10-K, electronic proxy card, and other materials for the annual meeting are available on the internet at www.proxyvote.com together with any amendments that may be made to any of these documents.

1	NOTICE OF 2022 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
3	PROXY SUMMARY
4	Proposal Highlights
5	Corporate Governance Highlights
5	Class II Director Nominees at a Glance
5	Continuing Directors at a Glance
6	Board Characteristics
7	Social Responsibility at A Glance
8	Executive Compensation Highlights
8	Compensation Framework
9	Pay-for-Performance Alignment
10	Cautionary Note Regarding Forward-Looking Statements
11	PROPOSAL 1: ELECTION OF CLASS II DIRECTORS
13	Board of Directors
13	A Balanced Board
14	Board Diversity Matrix
15	Board Biographies
18	Director Independence
18	The Board’s Role and Responsibilities
19	Board Oversight of Risk Management
20	Process for Selecting Directors
21	Commitment to Social Responsibility
23	Conditional Resignation Policies
23	Management Succession Planning
23	Stockholder Engagement
24	Communication with Directors
24	Board Structure
24	Committees of the Board
25	Board Practices, Processes, and Policies
25	Meetings and Attendance
26	Executive Sessions
26	Board and Committee Assessments
26	Director Onboarding and Continuing Education
27	Board Governance Guidelines
27	Code of Business Conduct and Ethics
27	Related-person Transactions
27	Anti-hedging and Anti-pledging Policies
28	Trading Controls
28	Compensation Committee Interlocks and Insider Participation
28	Director Compensation
28	Peer Group Benchmarking
28	Components of Director Compensation
29	Transition Period Director Compensation
29	Director Deferred Compensation Plan
30	Expenses
30	Director Stock Ownership Guidelines

31	PROPOSAL 2: Executive Compensation
33	Compensation, Nominating, and Governance Committee Report
34	Compensation Discussion and Analysis
34	Compensation Summary
35	Named Executive Officers
37	Transition Period Performance
37	Performance Measures Tied to Strategy
38	Compensation Best Practices
39	Compensation Philosophy and Objectives
40	Elements of Total Direct Compensation
41	Base Salary
42	Short-Term Incentive Awards and Additional Bonuses
45	Long-Term Incentive Awards
47	Executive Compensation Process
47	Roles and Responsibilities in the Annual Executive Compensation Process
48	Peer Group Used for Compensation Benchmarking
49	Other Key Compensation Practices
49	Employment Agreements
50	Executive Stock Ownership Guidelines
50	Clawback Policy
51	Tax Deductibility of Compensation
51	Post-Termination Compensation
51	Risk Assessment of Compensation Policies and Practices
52	Executive Compensation Tables
52	Summary Compensation Table
54	Grant of Plan-Based Awards in the Transition Period
55	Outstanding Equity Awards at the End of the Transition Period
59	Transition Period Option Exercises and Stock Vested
59	Potential Payments Upon Termination or Change in Control
60	Other Compensation Matters
60	CEO Pay Ratio
61	PROPOSAL 3: RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS
63	Independent Registered Public Accounting Firm Fees and Services
63	Preapproval Policies and Procedures
63	Audit and Finance Committee Report
64	STOCK OWNERSHIP INFORMATION
64	Security Ownership of Certain Beneficial Owners and Management
66	Equity Compensation Plan Information
67	OTHER INFORMATION
67	Other Business
67	Stockholder Proposals for the 2023 Annual Meeting
67	Transition Report on Form 10-K
67	Stockholders Entitled to Vote as of Record Date
67	Internet Availability of Proxy Materials
68	Voting Your Shares
68	Instructions for the Virtual Annual Meeting
68	Revocation of Proxy or Voting Instruction Form
69	Quorum and Votes Required to Approve Proposals
69	Tabulation of Votes
69	Solicitation Costs
69	Eliminating Duplicate Mailings

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
When	Where	Who
Wednesday, May 25, 2022 9:00 a.m. Mountain Time	Virtual-Only Meeting at www.virtualshareholder meeting.com/RGLD2022
You are eligible to vote at the virtual annual meeting and
any postponement or adjournment of the meeting if you
are a holder of Royal Gold’s common stock at the close of
business on March 28, 2022. Proxies voted by mail,
telephone, or internet must be received by 11:59 p.m.
Eastern Time on May 24, 2022.

Items of Business
Board Recommendation
Proposal 1	FOR EACH DIRECTOR NOMINEE
The election of the two Class II director nominees identified in the accompanying proxy statement
Proposal 2	FOR
The approval, on an advisory basis, of the compensation of our named executive officers
Proposal 3	FOR
The ratification of the appointment of Ernst & Young LLP as our independent registered public accountant for the fiscal year ending December 31, 2022
Stockholders will transact any other business as may properly be brought before the meeting and any postponement or adjournment of the meeting.
VIRTUAL-ONLY MEETING
The annual meeting of Royal Gold will be held entirely online via live audio webcast due to continued uncertainty around the COVID-19 pandemic and to support the health and wellbeing of our stockholders, directors, employees, and other stakeholders. You can attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/RGLD2022, where authenticated stockholders will be able to listen to the meeting live, submit questions, and vote. There will be no physical location for stockholders to attend.

MEETING MATERIALS
We are providing our “Notice of Internet Availability of Proxy Materials” to stockholders beginning on or about April 11, 2022. This document contains instructions on how you can access our proxy materials online. We are also mailing a full set of our proxy materials to stockholders who previously requested paper copies of the materials. Our proxy materials can also be viewed on our website at www.royalgold.com under “Investors  —  Proxy Materials.”
BY ORDER OF THE BOARD OF DIRECTORS
Laura B. Gill
Corporate Secretary
Denver, Colorado
April 11, 2022

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and we encourage you to read the entire proxy statement before voting. For more complete information regarding our financial and operational performance, we encourage you to review our Transition Report on Form 10-K for the six-month transition period ended December 31, 2021 (“Transition Report on Form 10-K”). Unless the context otherwise requires, references to "Royal Gold," the "Company," "we," "us," and "our" refer to Royal Gold, Inc. and its consolidated subsidiaries.
ABOUT US
BUSINESS MODEL	GOLD FOCUSED	GROWTH
Our business model gives investors exposure to a globally diversified portfolio of mining assets, including producing mines and development and exploration projects, without incurring the costs and risks associated with mine operations.
	73% of our revenue in the six-month transition period ended December 31, 2021, was generated from gold.	We prioritize investment in long-lived assets that we expect will provide our stockholders optionality to gold price and production and reserve growth.
CAPITAL DEPLOYMENT	FINANCIAL STRENGTH	RETURN TO STOCKHOLDERS
We maintain a strong balance sheet that allows us to invest opportunistically.	Our high-margin business model supports our preference to grow our business from cash flow from operations.	We believe in paying a growing and sustainable dividend.
COMPANY PERFORMANCE
Our Board and management are committed to increasing long-term stockholder value and returning capital to stockholders. As previously announced, we changed our fiscal year-end from June 30 to December 31, effective as of December 31, 2021. To effect the change, we used a six-month transition period from July 1, 2021, to December 31, 2021 (sometimes referred to herein as our “transition period”). Below are some of our significant achievements during the transition period:
$343M	$39M	191,300 GEOs
Strong financial performance with revenue of $343 million, operating cash flow of $249 million, and earnings of $139 million. If annualized, the revenue amount would be a record for the Company.	$39 million returned to stockholders as dividends during the transition period, and our dividend per share increased for the 21st consecutive year	Robust production volume of 191,300 gold equivalent ounces (“GEOs”) for the transition period, which is calculated by dividing our reported revenue by the average gold price for the same period
$1.2B	$281M

Maintained available liquidity of  $1.2 billion as of December 31, 2021, representing $155 million in working capital and $1.0 billion under our credit facility, which, as of December 31, 2021, remained undrawn and available
Invested $281 million in new and existing projects we believe will provide significant growth potential over the coming years
Royal Gold, Inc. 2022 Proxy Statement	3

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
PROPOSAL HIGHLIGHTS
PROPOSAL 1: ELECTION OF TWO CLASS II DIRECTOR NOMINEES TO SERVE UNTIL THE 2025 ANNUAL MEETING

The Board recommends you vote FOR each director nominee. These individuals bring a range of relevant experience and overall diversity of perspectives that is essential to good governance and leadership of Royal Gold.
(see page 11)
PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board recommends you vote FOR this “say-on-pay” advisory proposal because the Board believes that our compensation policies and practices are effective in achieving our compensation goals of paying a competitive salary, providing attractive annual and long-term incentives to reward growth, and linking management interests with stockholder interests.
(see page 31)
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR FOR 2022

The Board recommends you vote FOR this proposal.
Our Audit and Finance Committee (“Audit Committee”) has selected Ernst & Young LLP to serve as our independent registered public accounting firm for 2022 and is asking stockholders to ratify this selection.
(see page 61)
4	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
CORPORATE GOVERNANCE HIGHLIGHTS
CLASS II DIRECTOR NOMINEES AT A GLANCE
Our Board is comprised of seven directors divided into three classes, with each class serving a term of three years. The following table summarizes important information about each director nominee standing for election to the Board for a three-year term expiring at our annual meeting in 2025.
WILLIAM HAYES	RONALD VANCE
Independent director since 2008 Chair of the Board Member of the Audit Committee (former Chair from 2013-2021) Retired mining executive Age 77	Independent director since 2013 Chair of the Compensation, Nominating, and Governance Committee (“CNG Committee”) Retired mining executive Age 69

CONTINUING DIRECTORS AT A GLANCE
Director Name Current Position	Age	Director Since	Independent	Board Committees
				Audit Committee	CNG Committee
CLASS I DIRECTORS (TERM EXPIRES 2024)
William Heissenbuttel President and CEO	56	2020
Jamie Sokalsky Retired Mining Executive Chair of Audit Committee	64	2015
CLASS III DIRECTORS (TERM EXPIRES 2023)
Fabiana Chubbs Retired Mining Executive	56	2020
Kevin McArthur Retired Mining Executive	67	2014
Sybil Veenman Retired Mining Executive	58	2017
Royal Gold, Inc. 2022 Proxy Statement	5

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
OUR CORPORATE GOVERNANCE PRACTICES ARE DESIGNED TO PROTECT AND PROMOTE LONG-TERM VALUE

•
Separate CEO and Chair

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Lead independent director appointed if Chair is not independent

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Six of seven directors are independent, including the Chair of the Board and all Audit and CNG Committee members

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All Audit Committee members are deemed financial experts

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Majority voting in uncontested director elections

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Significant Board refreshment over recent years

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Independent directors average one outside public company board

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Thorough onboarding program

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Encourage continuing director education; quarterly regulatory and governance updates

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Annual Board and committee self-assessments

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Robust director and management succession planning processes

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Regular executive sessions of the Board and committees

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CNG Committee oversight of ESG

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Annual compliance review of governing policies and charters

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Quarterly Board review of enterprise risk management program

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Regular Board review of cybersecurity program

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Regular stockholder engagement

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Stock ownership guidelines for directors and executives

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Focus on pay for performance in executive compensation program

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Annual advisory say-on-pay vote

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CNG Committee retention of independent advisor to assist with executive compensation

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Robust Insider Trading Policy

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No tax gross-ups or excessive perquisites

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No stock option repricing without stockholder approval

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Policies against hedging and pledging stock

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Strong Code of Business Conduct and Ethics and Whistleblower Policy

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Promotion of inclusive work environment supported by our Diversity Policy

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Commitment to including qualified individuals of gender, racial, and ethnic diversity in all new director searches

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Clawback policy for incentive compensation to executives

BOARD CHARACTERISTICS
BOARD DIVERSITY
AGE	INDEPENDENCE	TENURE
6	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Social Responsibility at a Glance

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Our Environmental, Social, and Governance Policy reflects our core commitment to furthering responsible and sustainable mineral development

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We are a member of the World Gold Council and participated in the establishment of, and continue to endorse, its Responsible Gold Mining Principles, which promote sustainable gold mining

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We endorse the International Council on Metal and Mining 10 Principles for sustainable development across the mining and metals industries

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Deliveries of metal under our streaming agreements must meet London Bullion Market Association “Good Delivery” standards, which require adherence to the association’s “Responsible Sourcing Programme” designed to combat money laundering, terrorist financing, and human rights abuses in global metals markets

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We encourage operator engagement in ESG matters, with many operators endorsing at least one international ESG charter

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For new investments, we conduct considerable due diligence on ESG matters

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We seek to mitigate ESG risk to our investments through contractual safeguards when possible

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We monitor operators’ management of ESG risks and, where appropriate, enforce our rights

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We actively seek opportunities to advance sustainability initiatives within host communities

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We seek to work with responsible operators and other suppliers who share our commitment to ethical behavior, respect for human rights, engagement with host communities, and environmental stewardship, as outlined in our Supplier Code of Conduct

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Our Human Rights Policy sets forth our commitment to respect human rights in the jurisdictions where we operate

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Our People Policy promotes a safe and healthy workplace and requires strict adherence to legal and ethical standards in our business practices, and we are committed to an inclusive work environment where individuals are free from discrimination and harassment

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We maintain a Diversity Policy that encourages diversity across the organization, including at the Board level

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We encourage community service by our employees through a variety of service and contribution programs

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We are committed to the highest standards of business conduct and prohibit all forms of bribery and corruption, as outlined in our Anticorruption Policy and Code of Business Conduct and Ethics

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We have formally incorporated ESG performance as a measure in our executive compensation program

•
Our inaugural ESG Report is available on our website and provides details on actions we are taking to ensure a business model and operations that are sustainable into the future.

Royal Gold, Inc. 2022 Proxy Statement	7

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
EXECUTIVE COMPENSATION HIGHLIGHTS
The following table summarizes the compensation for the six-month transition period from July 1, 2021, to December 31, 2021, for our named executive officers (“NEOs” or “executives”). Please see the Summary Compensation Table and accompanying footnotes beginning on page 52 for additional information. All amounts are in U.S. dollars.
Name and Principal Position	Salary	Bonus	Non-Equity Incentive Plan Compensation	Stock Awards	All Other Compensation	Total Compensation
William Heissenbuttel President and CEO	375,000	—	460,000	2,303,817	9,395	3,148,212
Mark Isto EVP and COO, Royal Gold Corp	272,000	—	250,967	934,197	23,298	1,480,462
Daniel Breeze VP Corp Dev, RGLD Gold AG	222,650	—	205,254	752,297	22,292	1,202,493
Paul Libner CFO and Treasurer	187,500	30,000	170,000	768,721	26,624	1,182,845
Randy Shefman VP and GC	187,500	—	172,000	768,721	20,943	1,149,164
COMPENSATION FRAMEWORK
Our executive compensation program consists of base salary, a short-term cash incentive, long-term equity incentive awards, and modest fixed benefits consistent with benefits offered to all of our employees. The majority of target compensation is performance-based and not guaranteed. We also emphasize long-term equity to better align our executives’ interests with our stockholders’ interests. As noted in “Elements of Total Direct Compensation” on page 40-46 and the Summary Compensation Table on page 52, our executives received half-year values of both base salary and short-term annual incentive awards and full-year values of long-term equity compensation for the six-month transition period ended December 31, 2021. As a result, the percentage of long-term equity compensation shown in the table below is higher for the transition period than in prior years. Equity grants made in March 2022 for the fiscal year ending December 31, 2022, were at half-year values.
CEO	Element	When	Transition Period Performance Measures	Measuring Period	How Payout Determined	Other NEOs
	Salary	Reviewed annually	Individual experience and performance	Ongoing	Benchmarking; individual experience and performance

	Short-Term Incentive	Awarded annually	Financial, operational, strategic, and individual measures (page 42)	6-month transition period	CNG Committee verification of performance as compared to preestablished measures

	Restricted Shares	Awarded Annually	Service conditions (page 45)	Ratable vesting over 3 years	Continued service through vesting period
	Performance Shares		Total stockholder return (“TSR”) percentile compared to a subset of constituents of the VanEck Vectors® Gold Miners ETF (“GDX”) and service conditions (page 45)	3-year performance period	CNG Committee verification of performance as compared to preestablished measure and continued service through vesting period

Benefits
8	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
PAY-FOR-PERFORMANCE ALIGNMENT
	Short- and Long- Term Performance Measures	Designed to Promote Achievement of our Business Strategy	Transition Period Achievement	Results

Short-Term Incentive
	Net GEO Production	Gold-focused portfolio; capital deployment	147% of target opportunity	Short-term incentive awards paid out at approximately 122% of target for executives
	Expense Control	Financial flexibility and discipline	190% of target opportunity
	ESG	Sustainability	100% of target opportunity
	Liquidity	Financial flexibility and discipline	100% of target opportunity
	Health and Safety	Human capital management; sustainability	100% of target opportunity
	Individual Performance	Management development; succession planning	Varied by NEO

Long-Term Incentive	Restricted Shares	Executive retention		First vesting date will occur in August 2022
	Performance Shares (TSR)	Stockholder return		Sole vesting date will occur in August 2024
See detailed discussion of short-term and long-term incentive programs, including definitions of Net GEO Production and TSR, on pages 37 and 42-46.
Royal Gold, Inc. 2022 Proxy Statement	9

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This proxy statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include statements regarding: linking compensation to ESG practices; effect of transitioning to a new fiscal-year end; our investment strategy and growth potential; growing our business with cash flow from operations; future dividends; our compensation goals; our commitment to diversity and sustainable business model and operations; mitigating ESG risks to our investments; operator commitment to responsible and ethical behavior; our evaluation of director candidates; results of ESG efforts; disclosure of changes to our Codes of Business Conduct and Ethics; and succession planning.
Factors that could cause actual results to differ materially from our forward-looking statements include: include, among others, the following: a lower-price environment for gold, silver, copper, nickel or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and reserves and resources (including updated reserve and resource information as of December 31, 2021), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, contractual issues involving our stream or royalty agreements, or operational disruptions due to COVID-19, including due to variant strains of the virus; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, included those caused by climate change; potential cyber-attacks, including ransomware; our ability to identify, finance, value and complete acquisitions; adverse economic and market conditions; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including our Transition Report on Form 10-K for the six-month transition period ended December 31, 2021.
Forward-looking statements in this proxy statement speak only as of the date of this proxy statement. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.
10	Royal Gold, Inc. 2022 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS Our Board recommends a vote FOR each director nominee.
Royal Gold, Inc. 2022 Proxy Statement	11

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Proposal 1 - Election of Directors
Our Board consists of seven directors divided into three classes. Each class serves for a staggered three-year term. The Class II directors elected at our 2022 annual meeting will serve until our 2025 annual meeting or until their successors are elected and qualified or their earlier death or resignation. Our Board has nominated William Hayes and Ronald Vance to stand for election as Class II directors at our 2022 annual meeting. Messrs. Hayes and Vance are currently serving on our Board and were most recently elected by stockholders at our 2019 annual meeting. Each nominee was nominated by our Board based on the recommendation of the CNG Committee. In making these nominations, our Board and CNG Committee considered each nominee’s experience, qualifications, and skills as described below. Each nominee has consented to serve as a director if elected. We have no reason to believe that either nominee will be unable or unwilling for good cause to serve if elected. However, if that occurs, proxies may be voted for another person nominated as a substitute by the Board or the Board may reduce the number of directors.
VOTE REQUIRED FOR APPROVAL
Each director must be elected by the majority of votes cast at a meeting at which a quorum is present. This means the number of shares voted for a nominee must exceed the number of shares voted against the nominee. Each nominee has tendered to the Board a contingent, irrevocable resignation that will become effective only if the nominee fails to receive the required majority vote and the Board accepts the resignation. If a nominee does not receive a majority of the votes cast, the CNG Committee will make a recommendation to the Board whether to accept or reject the resignation or whether some other action should be taken. The Board will act, taking into account the recommendation of the CNG Committee, and publicly disclose its decision and the rationale behind its decision within 90 days after the date of the certification of the election results. The director at issue will not participate in the discussion or decision of the Board.
12	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Board of Directors
A Balanced Board
An effective board consists of individuals with diverse qualifications and experience that align with our business strategy. Each director contributes a distinct perspective to promote the best interests of Royal Gold and our stakeholders. Our CNG Committee has identified substantive areas of expertise that the Board as a whole should represent. The matrix below summarizes the knowledge, skills, and experiences held by our directors that our Board believes are relevant to our business.
Board Skills Matrix
Knowledge, Skills, and Experience	Chubbs	Hayes	Heissenbuttel	McArthur	Sokalsky	Vance	Veenman
Audit Committee Financial Expert	●	●			●
Board Service at Other Public Companies	●	●		●	●		●
Business Development	●	●	●	●	●	●	●
CEO or CFO Experience	●	●	●	●	●
Corporate Governance and Ethics	●	●	●	●	●	●	●
Cybersecurity	●	●	●		●
Environmental Matters		●		●	●	●	●
Executive Compensation	●	●		●	●	●	●
Finance	●	●	●	●	●	●	●
Geology				●		●
Health and Safety		●	●	●	●	●	●
Human Capital Management	●	●	●	●	●	●	●
Industry Association Participation	●	●	●	●	●	●
International Business	●	●	●	●	●	●	●
Leadership	●	●	●	●	●	●	●
Legal and Regulatory	●	●	●	●	●	●	●
Marketing			●	●		●
M&A	●	●	●	●	●	●	●
Mining Industry	●	●	●	●	●	●	●
Mining Operations	●	●		●	●	●	●
Reputation in Industry	●	●	●	●	●	●	●
Risk Management	●	●	●	●	●	●	●
Strategic Planning	●	●	●	●	●	●	●
Sustainability and ESG	●	●	●	●			●
Board Tenure Years	1	14	2	8	6	9	5
Royal Gold, Inc. 2022 Proxy Statement	13

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Board Diversity Matrix (as of April 11, 2022)
Total Number of Directors 7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latino	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
14	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Board Biographies
Below is biographical information about our director nominees and continuing directors.
Director Nominees
WILLIAM HAYES, 77	Class II Director — term expires 2022
• Chair of Board of Directors since 2014 • Director since 2008 • Independent	• Audit Committee Member • Audit Committee Financial Expert
Mr. Hayes served as a director of Antofagasta PLC (LON: ANTO) from 2006 to 2019, where he held various positions over time, including Senior Independent Director, Audit Committee Chair, and member of the Safety and Sustainability Committee, Compensation Committee, and Nominating and Governance Committee. Mr. Hayes has also served as Chairman of the Board of Tethyan Copper Company since 2007. Mr. Hayes has over 30 years of progressive experience focused on mining. Mr. Hayes retired from Placer Dome Inc., where he served as Executive Vice President for Project Development and Corporate Affairs from 2004 to 2006, Executive Vice President for USA and Latin America from 2000 to 2004, and Executive Vice President for Latin America from 1994 to 2000. Mr. Hayes also worked as an executive, including Chief Financial Officer, for various mining operations in Latin America.
RONALD VANCE, 69	Class II Director — term expires 2022
• Director since 2013 Independent	• Chair of CNG Committee
Mr. Vance served as Chairman of the Board of Southern Peaks Mining L.P. in 2018. Mr. Vance has over 40 years of experience in mining and corporate development. Mr. Vance retired from Teck Resources where he served as Senior Vice President, Corporate Development from 2006 to 2014. Prior to joining Teck Resources, Mr. Vance worked as Managing Director of Rothschild (Denver) Inc. from 1991 to 2000 and as Managing Director/Senior Advisor of Rothschild Inc. from 2000 to 2005.
Royal Gold, Inc. 2022 Proxy Statement	15

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
FABIANA CHUBBS, 56	Class III Director — term expires 2023
• Director since 2020 • Independent	• Audit and Finance Committee Member • Audit Committee Financial Expert
Ms. Chubbs has served as a director of Lithium Americas Corp. (TSX and NYSE: LAC) since June 2019. Ms. Chubbs served as Chief Financial Officer of Eldorado Gold Corporation (“Eldorado”) from 2011 to April 2018. She joined Eldorado in 2007 and led treasury and risk management functions until accepting the Chief Financial Officer position. Prior to Eldorado, Ms. Chubbs was a Senior Manager with PwC Canada. During her ten years at PwC Canada, she specialized in audits of public mining and technology companies. Ms. Chubbs started her career in her native Argentina, with experience divided between PwC Argentina and IBM. Ms. Chubbs holds dual degrees from the University of Buenos Aires, including a Certified Public Accountant bachelor’s degree and a Bachelor of Business Administration degree. She is a Chartered Public Accountant in Canada.
WILLIAM HEISSENBUTTEL, 56	Class I Director — term expires 2024
• President and Chief Executive Officer • Director since 2020 • Not Independent
Mr. Heissenbuttel has more than 30 years of corporate finance experience, including 25 years in project and corporate finance in the metals and mining industry. Mr. Heissenbuttel has served as our President and Chief Executive Officer and a Class I director since January 2020. Previously, he served as our Chief Financial Officer and Vice President Strategy from June 2018 to January 2020, Vice President Corporate Development from 2007 to June 2018, Vice President Operations from 2015 to June 2016, and Manager Corporate Development from 2006 to 2007. Prior to joining Royal Gold, Mr. Heissenbuttel served as Senior Vice President from 2000 to 2006 and Vice President from 1999 to 2000 at N M Rothschild & Sons (Denver) Inc. From 1994 to 1999, he served as Vice President and then Group Vice President at ABN AMRO Bank N.V. From 1987 to 1994, he was a Senior Credit Analyst and an Associate at Chemical Bank Manufacturers Hanover. Mr. Heissenbuttel holds a Master of Business Administration degree from the University of Chicago and a Bachelor of Arts degree from Northwestern University.
16	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
KEVIN McARTHUR, 67	Class III Director — term expires 2023
• Director since 2014 • Independent	• CNG Committee Member
Mr. McArthur has served as a director of First Quantum Minerals Ltd. (TSX: FM) since May 2021. Mr. McArthur previously served as Chairman of the Board of Boart Longyear Limited (ASX: BLY) from September 2019 to November 2021 and a director of Pan American Silver Corp. (Nasdaq and TSX: PAAS) from February 2019 to May 2020. Mr. McArthur has over 40 years of progressive experience focused on mining. Mr. McArthur retired from Tahoe Resources Inc. where he served as a director and Chief Executive Officer from 2009 to 2015 and Executive Chairman from 2015 to February 2019. Prior to joining Tahoe Resources, Mr. McArthur was President and Chief Executive Officer of Glamis Gold Ltd. from 1996 to 2006 when it was purchased by Goldcorp Inc., where Mr. McArthur served as President and Chief Executive Officer and a director until his retirement in 2008.
JAMIE SOKALSKY, 64	Class I Director — term expires 2024
• Director since 2015 • Independent	• Chair of the Audit Committee • Audit Committee Financial Expert
Mr. Sokalsky has served as Chairman of Probe Metals, Inc. (TSX-V: PRB) since 2016 and as a director of Agnico-Eagle Mines Ltd. (NYSE: AEM) since 2015. Mr. Sokalsky has over 25 years of progressive experience in the mining industry, starting in 1993 as Treasurer and Vice President of Barrick Gold Corporation, where he served as Chief Financial Officer from 1999 to 2012 and CEO, President, and a director from 2012 to 2014. Mr. Sokalsky served as Chairman of the Board of Probe Mines Limited from 2014 to 2016 and as a director of Pengrowth Energy Corporation (NYSE: PGH) from 2015 to 2018.
SYBIL VEENMAN, 58	Class III Director — term expires 2023
• Director since 2017 • Independent	• CNG Committee Member
Ms. Veenman has served as a director of Major Drilling Group International Inc. (TSX: MDI) since December 2019 and NexGen Energy Ltd. (NYSE: NXE) since August 2018. Ms. Veenman previously served as a director of IAMGOLD Corporation (NYSE: IAG) from 2015 to May 2021 and Noront Resources Ltd. (TSX-V: NOT) from 2015 to February 2020. Ms. Veenman has over 25 years of progressive experience in the mining industry. Most recently, she served in various officer positions at Barrick Gold Corporation from 1994 to 2014, including Senior Vice President and General Counsel and a member of the executive leadership team from 2010 to 2014.
Royal Gold, Inc. 2022 Proxy Statement	17

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Director Independence

Our Board has determined that each of our directors, other than Mr. Heissenbuttel, is independent under the rules of the Securities and Exchange Commission (“SEC”) and the listing standards of the Nasdaq Stock Exchange (“Nasdaq”). Our Board has also determined that none of our independent directors has any relationship with us that would interfere with the exercise of their independent judgment in carrying out their responsibilities as a director.

The Board’s Role and Responsibilities
Our Board is elected by stockholders to oversee management and assure that stockholders’ long-term interests are being served. A significant portion of our Board’s oversight responsibility is carried out through its standing committees: the Audit Committee and the CNG Committee. All committee members are independent under Nasdaq and SEC rules. Each committee meets regularly throughout the year, receives reports from senior management, reports its actions to the Board, and evaluates its performance annually. Each committee is authorized to retain outside advisors.
18	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Board Oversight of Risk Management
Our Board is responsible for overseeing risk management, with a focus on the most significant known and potential risks confronting the organization, including any changes to the business needed to address these risks. We have established an enterprise risk management program that is designed to identify, define, manage, and mitigate risks as appropriate. Management is responsible for supervising day-to-day risk management and regularly reports to the Board and its committees on risk management matters. The Board reviews the adequacy of the enterprise risk management program and recommends appropriate changes to the program to management. Each of our directors has experience with risk management at the enterprise level.

BOARD OF DIRECTORS

Our Board oversees enterprise-level risk, including risks associated with strategy and operations

AUDIT AND FINANCE COMMITTEE

- Integrity of financial statements
- Internal controls
- Disclosure controls and procedures
- Accounting compliance
- Cybersecurity
- Compliance program
- Capital structure and allocation

COMPENSATION, NOMINATING, AND GOVERNANCE COMMITTEE

- Regulatory
- Board organization and membership
- ESG and sustainability
- Diversity
- Succession planning
- Management development
- Executive compensation and retention

MANAGEMENT

Our management administers, reviews, and updates our enterprise risk management program and provides quarterly reviews to our Board

Royal Gold, Inc. 2022 Proxy Statement	19

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Process for Selecting Directors
Succession Planning
The CNG Committee considers the current and long-term needs of our business and seeks director candidates based on our emerging needs and current Board structure, tenure, skills, diversity, and experience.
Identify Qualified and Diverse Candidates

The CNG Committee identifies a pool of qualified and diverse director candidates through a robust search process, which may include an independent search firm.
In accordance with our Diversity Policy, the CNG Committee includes diverse individuals in any director search. Specifically, when identifying new director candidates, the CNG Committee requires that the initial list of candidates, whether generated internally or by a search firm, includes qualified candidates of gender, as well as racial and ethnic, diversity.
In addition, the CNG Committee considers the following qualifications, among others:

• Experience in mining and mine finance • Independence • Integrity and perspective • Broad business judgment and leadership skills
•
Areas of expertise

•
Skills that may fill gaps on the Board

•
Personal qualities and reputation in the business community

•
Ability and willingness to commit adequate time to Board and committee duties

The CNG Committee will consider director candidates recommended by stockholders using the same criteria outlined above. Stockholders should submit their recommendations in writing to our Corporate Secretary in accordance with the advance notice and other provisions of our Bylaws.
In-depth Review and Interview Process
Director candidates are interviewed by all members of our CNG Committee, the Chairman of our Board and our President and CEO.
Decision and Nomination
The CNG Committee recommends, and the full Board approves, nominees who are best qualified to serve the interests of Royal Gold and its stockholders.
Election
Director nominees are presented to stockholders for election to a three-year term.
Results
Significant refresh among independent directors as evidenced by their average tenure of seven years
20	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Commitment to Social Responsibility

We believe responsible mining and business practices create sustainable value for all stakeholders. We are committed to good governance, environmental stewardship, human rights, fair labor practices, and employee well-being. We support and respect the cultures and values of the host countries and the indigenous and local communities where we invest.

As a passive investor in mining projects, we do not have direct influence or control over operators or operations at the properties in which we invest. In addition, with only 30 employees across four offices in three countries, our direct environmental footprint is modest. However, as a key financing provider for mining projects throughout the world, we believe in applying the principles of social responsibility and environmental stewardship in our business interactions when we can, as summarized below:
ESG Policy
Our Environmental, Social, and Governance Policy sets forth our core commitment to furthering responsible and sustainable mineral development as a means to create long-term value for our stakeholders. The CNG Committee is responsible for overseeing management’s implementation of this policy.

Role of our CNG Committee in Sustainability and ESG
Under its charter, responsibility for oversight of matters of sustainability and ESG is delegated to the CNG Committee. The CNG Committee receives reports on management’s assessment of sustainability and ESG matters and ESG risks at least quarterly. Company ESG reports will be reviewed by the CNG Committee prior to publication.

World Gold Council Responsible Gold Mining Principles	We are a member of the World Gold Council and participated in the establishment of, and continue to endorse, its Responsible Gold Mining Principles, which promote sustainable gold mining.
International Council on Metal & Mining 10 Principles	We endorse the International Council on Metal and Mining 10 Principles for Sustainable Development across the mining and metals industries.
London Bullion Market Association’s Responsible Sourcing Programme
Deliveries of metal under our streaming agreements must meet the London Bullion Market Association “Good Delivery” standards, which require adherence to the association’s “Responsible Sourcing Programme” designed to combat money laundering, terrorist financing, and human rights abuses in global metals markets.

Operator ESG Commitments
Many of the operators of our producing properties have endorsed or report under at least one international ESG charter, such as the World Gold Council’s Responsible Gold Mining Principles, International Council on Metal & Mining 10 Principles for Sustainable Development, United Nations Global Compact, Global Reporting Institute Standards, IFC Performance Standards on Social and Environmental Sustainability, and Extractive Industries Transparency Initiative.

New Investments	We seek new stream and royalty investment opportunities with responsible operators who maintain appropriate focus on ESG risks at their operations.
Due Diligence	During our review of new investment opportunities, we conduct considerable ESG due diligence, including review of operators’ commitments to ESG principles.
Contractual Safeguards	We seek to mitigate ESG risk to our investments through negotiation of appropriate contractual safeguards when possible.
Ongoing Monitoring	We monitor operators’ management of ESG risks on an ongoing basis and, where appropriate, enforce our contractual rights.
Royal Gold, Inc. 2022 Proxy Statement	21

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Host Community Commitment
We actively seek opportunities to advance sustainability initiatives of our operator counterparties with the goal of allowing communities to thrive during and following mining operations. Recent commitments include the following:
We collaborated with the Pueblo Viejo Joint Venture and Project C.U.R.E. to fund the delivery of donated medical supplies and equipment to five hospitals within the host communities of the Pueblo Viejo mine.
We entered into a 5-year, $750,000 commitment to support Golden Star Oil Palm Plantation Ltd., an award-winning social enterprise project founded by Golden Star in Ghana, which partners with traditional community authorities and farmers in the area around the Wassa mine to develop oil palm plantations without deforestation and provides income for over 700 farmers and part-time contractors. Our contribution is expected to be used to expand the organization’s operations around Wassa and thereby promote sustainable agribusiness.
We joined with New Gold Inc. to fund two initiatives supporting communities in the Rainy River area. First, we entered into a three-year C$180,000 (US$142,200) commitment to support the Riverside Foundation for Health Care with the purchase of new diagnostic equipment. Second, we contributed C$30,000 (US$23,700) to the Mikinaak Center for Wellness, which looks to advance education and promote gender diversity while providing a safe and supportive place for indigenous women and 2LSGBTQIAP individuals to be accepted.
As part of our recent NX Gold Mine stream agreement with Ero Copper, we agreed to contribute $5 per ounce of gold delivered under the agreement towards Ero’s ESG commitments around the mine.

Supplier Code of Conduct
When selecting new investments or entering into relationships with other suppliers, we consider whether these suppliers hold values and promote practices that align with our commitment to ethical behavior, respect for human rights, engagement with local communities and environmental stewardship, as outlined in our Supplier Code of Conduct.

People Policy and Antidiscrimination
We are committed to the well-being of all our employees. Our People Policy and Code of Business Conduct and Ethics promote a safe and healthy workplace and require strict adherence to legal and ethical standards in our business practices. For each of the past five years, we have recorded a total recordable injury frequency rate of zero for our employees. We also value the organizational strength that comes from a talented and diverse workforce.
We seek to provide an inclusive work environment where individuals are treated with fairness and respect and are given equal opportunity to develop and advance without regard to age, race, sex, gender identity or characteristics, color, religion, national or social origin, ethnicity, nationality, disability, sexual orientation, gender identification or expression, marital status, military status, pregnancy, genetic information, or any other status protected by law.

Diversity Policy
The success of our business depends heavily on the quality and skills of our people. The wide array of perspectives and experiences that are derived from a diverse Board and workforce enhance creativity, productivity, and overall organizational strength. We maintain a Diversity Policy that encourages diversity across the organization.
Under our Diversity Policy, the CNG Committee includes diverse individuals in any new director search. Specifically, when identifying new director candidates, the CNG Committee requires that the initial list of candidates, whether generated internally or by a search firm, include qualified candidates of gender, as well as racial and ethnic, diversity.

Company and Employee Community Service
We believe in giving back at home, supporting the communities where we live and work. Our annual charitable giving is administered by a committee of employees that selects donation targets and recipients in our local communities. Our employees can also take two days of paid leave per year to serve nonprofit organizations of their choosing. We are proud to partner with leading charities in Denver, Luzern, Toronto, and Vancouver that are actively responding to community needs with respect to, among other things, medical supplies, homelessness, food security, and elder care.

Anticorruption Policy
Our Anticorruption Policy is designed to ensure that Royal Gold does not receive an improper advantage in its business dealings and maintains accurate books and records. Employees and others working on our behalf are prohibited from offering or giving anything of value to foreign officials or others to obtain an improper benefit.

Executive Compensation Program	We have formally incorporated ESG performance as a measure in our executive compensation program.
ESG Report	Our inaugural ESG Report is available on our website and provides details on actions we are taking to ensure a business model and operations that are sustainable into the future.
22	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Conditional Resignation Policies
Majority Vote
Under our Bylaws and Governance Guidelines, upon election or appointment to our Board and promptly following each annual meeting at which a director is reelected, each director must submit a contingent, irrevocable resignation relating to their directorship. The resignation will become effective only if the director fails to receive the required majority vote at the next annual meeting where the director is standing for election and the Board accepts the resignation. If a nominee does not receive a majority of the votes cast, the CNG Committee will make a recommendation to the Board whether to accept or reject the resignation or whether some other action should be taken.
Age
We do not impose a mandatory retirement age for directors. However, under our Governance Guidelines, a director who has reached the age of 72 must submit an annual letter of resignation. The resignation will become effective only if accepted by a majority of the disinterested directors. Prior to the CNG Committee meeting in which director nominees were considered for the 2022 Annual Meeting, Mr. Hayes tendered a conditional resignation letter based on this policy. Taking into account the recommendation of the CNG Committee and having considered Mr. Hayes’ skills, experience, areas of expertise, leadership, and other attributes, the disinterested directors chose not to accept his resignation.
We do not impose term limits, as we believe they could result in a potential loss of contributions by directors who have developed increasing insight into our business and operations.
Job Change
Any director who retires from their job or substantially changes their principal occupation or business association must submit a letter of resignation in accordance with our Governance Guidelines. The CNG Committee will review any director resignation letter tendered and recommend to the Board whether the resignation should be accepted. The resignation will become effective only if accepted by a majority of the disinterested directors.
Management Succession Planning
We are committed to ensuring that we are continually developing leadership talent within the organization, and our Board is actively engaged in talent management. The Board regularly reviews and discusses our leadership pipeline and succession plans with a focus on executive positions. High-potential leaders are given exposure and visibility to directors through meeting presentations and informal events.
Stockholder Engagement
We proactively engage with stockholders throughout the year. Our stockholder engagement is focused on dialogue, transparency, and responsiveness. Recent topics of engagement have included our financial performance, investment portfolio, corporate strategy, competitive environment, capital allocation, and succession planning. Various members of our management team participate in these dialogues at times. Our management team provides quarterly updates to our Board on stockholder engagement and feedback.
Royal Gold, Inc. 2022 Proxy Statement	23

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Communication with Directors

Stockholders and other interested parties who wish to communicate with our Board, including our independent Chair of the Board, independent and nonmanagement directors as a group, or any other individual director, may send their communication to our Corporate Secretary at Royal Gold, Inc., 1144 15th Street, Suite 2500, Denver, Colorado 80202, or corporatesecretary@royalgold.com.
WRITE TO US	Royal Gold, Inc. Attention: Corporate Secretary 1144 15th Street, Suite 2500 Denver, Colorado 80202
Our Corporate Secretary reviews communications to the Board. Communications relating to accounting, auditing, or fraud are forwarded to the Chair of our Audit Committee, and any other communications addressing a legitimate business issue are forwarded to other members of our Board as appropriate.
Board Structure
Our Board does not have a policy regarding separation of the roles of Chair and CEO. Our Board believes it is in our best interest to make that determination based on circumstances from time to time. Our Board believes that having an independent, non-executive Chair is currently the most appropriate structure. In the Board’s view, its current leadership structure effectively allocates authority, responsibility, and oversight between management and the independent directors. Mr. Hayes has served as our independent Chair since May 2014. If in the future we decide to appoint a non-independent chair, our Governance Guidelines state that our independent directors will also appoint a lead independent director who will preside at meetings of the independent directors.
Committees of the Board
Our Board has two standing committees: Audit Committee and CNG Committee. Each committee is governed by a written charter that is reviewed annually and updated as appropriate to reflect best practices and regulatory or business changes. Each committee also reviews annually its own compliance with its charter. Committee charters are available on our website at www.royalgold.com under “ESG — ESG Document Library.”
24	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
AUDIT COMMITTEE
Jamie Sokalsky, Chair Fabiana Chubbs William Hayes
COMMITTEE MEMBERS AND HIGHLIGHTS
•
AF Committee held two meetings during the transition period ended December 31, 2021, and four meetings during the fiscal year ended June 30, 2021

•
Jamie Sokalsky appointed as Chair, effective January 1, 2022

•
All members are independent under Nasdaq and SEC rules

•
All members are audit committee financial experts under SEC rules

•
All members satisfy the Nasdaq financial literacy and sophistication requirements

KEY RESPONSIBILITIES
•
Oversees the integrity of our financial statements

•
Oversees compliance with legal and regulatory requirements and corporate policies

•
Appoints, retains, and oversees the independent registered public accountant and evaluates its qualifications, performance, and independence

•
Approves auditing services and any non-audit services to be rendered by the independent registered public accountant

•
Monitors the internal audit process and critical accounting policies

•
Reviews the adequacy of financial and operating controls

•
Oversees our financial strategy, capital structure, and liquidity position

•
Oversees our cybersecurity program

•
Reviews and approves related-person transactions

CNG COMMITTEE
Ronald Vance, Chair Kevin McArthur Sybil Veenman
COMMITTEE MEMBERS AND HIGHLIGHTS
•
CNG Committee held two meetings during the transition period ended December 31, 2021, and five meetings during the fiscal year ended June 30, 2021

•
All members are independent under Nasdaq and SEC rules, including the enhanced independence rules applicable to compensation committee members

KEY RESPONSIBILITIES
•
Oversees our compensation strategy

•
Reviews and approves the compensation to be paid to executive officers

•
Recommends to the Board compensation to be paid to our nonemployee directors

•
Administers our equity incentive plan

•
Oversees the preparation of our compensation disclosures

•
Identifies and recommends to the Board director nominees

•
Advises the Board on corporate governance matters

•
Reviews our corporate governance policies

•
Oversees sustainability and ESG initiatives

•
Has authority to retain an independent compensation consultant

Board Practices, Processes, and Policies
Meetings and Attendance
Our Board held three meetings during the transition period ended December 31, 2021, and 14 meetings during the fiscal year ended June 30, 2021. Each director attended all of the meetings of the Board and the committee on which he or she served during
Royal Gold, Inc. 2022 Proxy Statement	25

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
the transition period. It is our policy that directors attend our annual stockholders’ meeting, and all of our directors attended last year’s virtual annual stockholders’ meeting.
Executive Sessions
Our independent and nonemployee directors meet regularly in executive sessions. In addition, the Audit Committee regularly holds executive sessions with our independent registered public accountants unless deemed unnecessary. Executive sessions are generally held at the beginning or end of each regular meeting.
Board and Committee Assessments
Our Board considers a thorough and constructive assessment process to be critical in properly assessing Board and committee effectiveness. Each year, the CNG Committee oversees assessments of the Board and each committee concerning their structure, role, responsibilities, and performance.
Annual Review
The CNG Committee oversees an annual self-assessment of Board and committee performance and effectiveness. During the transition period, Mr. Hayes, our independent Chair, interviewed each board member regarding the performance of the Board and each of our two Board committees.
Board Assessment
Our Board’s self-assessment focuses on numerous aspects of corporate governance and performance of the Board’s duties and responsibilities, including, for example, the Board’s culture and interactions with management; the structure, size, competencies, and experience of the Board and its committees; the Board’s effectiveness in guiding strategic direction; succession planning; and the adequacy of agendas, time allotments, and information provided to directors. Our Board may also identify skill gaps and prioritize skills that need to be added during its nomination process.
Committee Assessment
Simultaneously with the Board’s self-assessment, committee members assess the performance and effectiveness of the committee on which they serve.

Outcome
Our Board has determined the Board and its committees operated effectively during 2021.
Follow Up
The CNG Committee takes into account the assessment results, and in particular the assessment of directors’ skills and qualifications, when recommending director nominees to stockholders.
Policies and practices of the Board may be updated based on the assessment results. Director suggestions for improvements to the assessment process are incorporated on an ongoing basis.

Director Onboarding and Continuing Education
We conduct a comprehensive onboarding program with incoming directors to introduce them to Royal Gold and our management, business model, corporate strategy, financial condition, corporate organization, and governance practices.
Directors receive information to assist in the performance of their duties as directors and committee members, as applicable, including quarterly updates concerning legal, regulatory, accounting, tax, finance, compliance, and governance developments. We reimburse directors for attendance at external director education programs, membership in director organizations, and subscriptions to publications concerning governance and other relevant matters.
26	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Board Governance Guidelines
Our Board has adopted Governance Guidelines as a general framework to assist the Board in carrying out its responsibilities. The Governance Guidelines are reviewed annually and updated as appropriate for evolving best practices and regulatory developments. The Governance Guidelines are available on our website at www.royalgold.com under “ESG — ESG Document Library.”
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics applies to all employees, including our principal executive officer, principal financial officer, and principal accounting officer, and the members of our Board. A copy of our Code of Business Conduct and Ethics is available on our website at www.royalgold.com under “ESG — ESG Document Library.” We intend to disclose any changes to or waivers from the Code of Business Conduct and Ethics that are required to be disclosed by posting this information on our website.
Related-person Transactions
In accordance with its charter, the Audit Committee is responsible for reviewing transactions involving Royal Gold and any related persons, as defined under SEC rules. Any transaction with a related person, other than transactions available to all employees generally or involving less than $120,000, must be approved or ratified by the Audit Committee. Related persons include directors, executive officers, greater than 5% beneficial owners, and their family members and associated entities. In determining whether to approve a transaction, the Audit Committee considers all relevant facts and circumstances and takes into account whether the transaction is on terms no less favorable to us than terms generally available to an unaffiliated third party under the same or similar circumstances; whether the transaction would impair the independence of an independent director; and whether the transaction would present an improper conflict of interest for any director or executive officer. No related-person transactions are required to be reported for the transition period ended December 31, 2021.
Anti-hedging and Anti-pledging Policies
Our Insider Trading Policy prohibits directors, officers, and employees from hedging against their investments in our stock. This helps to ensure alignment between the interest of management and our stockholders generally. Specifically, the policy prohibits any director, officer, or employee from engaging in any of the following activities related to Royal Gold securities, including securities held directly or indirectly by the individual and equity awards received from us as compensation:
•
trading in our securities on a short-term basis; our policy provides that stock purchased on the open market should generally be held for a minimum of six months and ideally longer

•
purchasing or holding our securities on margin

•
short selling our securities

•
buying or selling put or call options or other derivative securities relating to our stock

•
engaging in hedging or monetization transactions, such as collars, equity swaps, prepaid variable forwards, and exchange funds with respect to our securities

•
participating in investment clubs that invest in our securities

•
placing open orders of longer than three business days or ending after a trading window has closed other than pursuant to a qualified trading plan

•
pledging our securities as security for any obligation

Our Insider Trading Policy is reviewed annually by the CNG Committee and the Board and updated as appropriate. Our Insider Trading Policy is available on our website at www.royalgold.com under “ESG  —  ESG Document Library.”
Royal Gold, Inc. 2022 Proxy Statement	27

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Trading Controls
Under our Insider Trading Policy, directors, officers, and employees and certain persons related to them must receive permission from our Corporate Secretary before entering into any transactions in our securities. Generally, trading is permitted only during open trading periods. Insiders may enter into a 10b5-1 trading plan under SEC rules. These trading plans may be entered into only during an open trading period and with preapproval from our Corporate Secretary.
Compensation Committee Interlocks and Insider Participation
None of the members of the CNG Committee who served during the transition period is, or has ever been, an officer or employee of Royal Gold or its subsidiaries. In addition, during the transition period, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board or the CNG Committee.
Director Compensation
Our director compensation program is designed to reflect current market trends with respect to director compensation. Among other things, our program is designed to provide a significant portion of total compensation in the form of equity to align the interests of directors with the interests of stockholders generally.
The CNG Committee is responsible for evaluating, and recommending to our independent directors, the compensation paid to nonemployee directors. The independent directors consider the CNG Committee’s recommendation and make final determinations on compensation for our nonemployee directors.
We do not have a retirement plan for nonemployee directors. Mr. Heissenbuttel, as our President and CEO, does not receive any additional compensation for his service as a director.
Peer Group Benchmarking
The CNG Committee reviews director compensation annually and retains an independent compensation consultant to benchmark director compensation against our peer group every other year. When setting director compensation for the transition period in August 2021, the CNG Committee relied on market information presented in May 2020 by its independent compensation consultant, Willis Towers Watson ( “Compensation Consultant”), in connection with the CNG Committee’s review of director compensation for the fiscal year ended June 30, 2021. As a result, our peer group for purposes of director compensation did not change between the fiscal year ended June 30, 2021, and the six-month transition period ended December 31, 2021. The compensation consultant also used this same peer group for evaluating transition period executive compensation. You can find information about this peer group on page 48.
The Compensation Consultant provided market information with respect to the amount of director compensation using several methodologies, the forms of compensation used, and stock ownership guidelines for directors.
The review of director compensation found that our director compensation levels were in line with market, and no change was made to the aggregate annual Board retainer and equity award.
Components of Director Compensation
Taking into account the benchmarking information described above and the recommendations of the Compensation Consultant, the CNG Committee recommended, and our independent directors approved, our transition period director compensation program, as described below.
28	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Compensation Element for Nonemployee Directors	Six-Month Transition Period (July 1, 2021, to December 31, 2021)
Annual Board Retainer(1)	$35,000 ($70,000 annualized)
Board and Committee Meeting Fees(2)	$1,500 / Meeting Attended
Annual Retainer for Board Chair*	$57,500 ($115,000 annualized)
Annual Retainer for Committee Chairs*	$12,500 ($25,000 annualized)
Annual Equity Award(3)	$150,000 target (full-year value)

(1)
Retainers and fees are paid quarterly in cash.

(2)
Nonemployee directors received 1,299 shares of restricted stock (U.S. residents) or restricted stock units (Canadian residents) on August 24, 2021. Half of the shares vested immediately, and the remaining half will vest on August 24, 2022, subject to continued service. The number of shares was determined based on the 30-day volume weighted average stock price for the period ended August 23, 2021, which was $115.50.

(3)
The CNG Committee has historically made grants to non employee directors in August and determined that the August 2021 equity awards should be based on full-year target equity values. In March 2022, the CNG Committee awarded equity grants based on half-year target equity values. The CNG Committee determined that target awards for the fiscal year ending December 31, 2022, when combined with the target awards granted during the transition period ended December 31, 2021, properly reflect 18 months of value for nonemployee directors. Future grants will be made in the first quarter.

Transition Period Director Compensation
The following table provides information regarding compensation paid to or earned by our nonemployee directors for their services during the six-month transition period from July 1, 2021, to December 31, 2021.
Director(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2)(3) ($)	All Other Compensation ($)	Total ($)
William Hayes	112,500(4)	144,553	0	257,053
Fabiana Chubbs	42,500	144,553	0	187,053
Kevin McArthur	42,500	144,553	0	187,053
Jamie Sokalsky	42,500	144,553	0	187,053
Ronald Vance	55,000	144,553	0	199,553
Sybil Veenman	42,500	144,553	0	187,053

(1)
Mr. Heissenbuttel’s compensation is shown in the Summary Compensation Table.

(2)
Amount represents the grant date fair value of restricted stock or restricted stock units granted during the transition period, calculated in accordance with financial statement reporting rules. You can find information about the assumptions used to calculate grant date fair values in Note 9 to our consolidated financial statements in our Transition Report on Form 10-K for the six-month transition period ended December 31, 2021. In accordance with financial statement reporting rules, the grant date fair value for each share of restricted stock or restricted stock unit was $111.28, which was the closing price of our common stock on the August 24, 2021, grant date. The value shown in this table ($144,553) differs from the target value of the award in the previous table ($150,000). For administrative purposes, when the awards were granted, we used the 30-day volume weighted average stock price for the period ended August 23, 2021, which was $115.50, to calculate the number of shares to grant. For purposes of this table, we are required to report the awards at their grant date fair value calculated in accordance with financial statement reporting rules, as described above.

(3)
Restricted stock grants to nonemployee directors vest 50% on the date of grant and 50% on the first anniversary of the date of grant. As of December 31, 2021, Mr. Hayes held 649 shares of unvested restricted stock. All other nonemployee directors elected to defer their 2021 equity compensation pursuant to our Deferred Compensation Plan, which is described below. Shares of restricted stock that are deferred have the same vesting restrictions.

(4)
Mr. Hayes served as the Chair of our Audit Committee during the transition period ended December 31, 2021. Mr. Sokalsky was elected Chair of our Audit Committee effective January 1, 2022.

Director Deferred Compensation Plan
Our nonemployee directors are eligible to participate in our Deferred Compensation Plan. The plan allows participants to elect to set aside eligible cash and equity compensation in a tax-deferred vehicle for retirement or other life-event purposes. Participants can elect to receive certain income in a future year that would otherwise be paid in the upcoming year. These amounts are not
Royal Gold, Inc. 2022 Proxy Statement	29

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
subject to federal income tax at the time of contribution to the plan. The plan is intended to promote director retention by providing a long-term savings opportunity on a tax-efficient basis. Five of our six nonemployee directors elected to defer their transition period equity awards.
Expenses
We reimburse nonemployee directors for their out-of-pocket travel, lodging, and meal expenses incurred in connection with their travel in service to our Board.
Director Stock Ownership Guidelines
We expect our nonemployee directors to have a significant long-term financial interest in Royal Gold. To encourage alignment with the interests of stockholders, each nonemployee director is required to own shares of our common stock equal in value to $600,000 within five years from the date of their first equity grant. Nonemployee directors are required to hold 50% of the shares acquired pursuant to any equity grant until they meet their ownership target. If there is a significant decline in Royal Gold’s stock price that causes a director’s holdings to fall below the applicable threshold, the director will not be required to purchase additional shares to meet the threshold but must refrain from selling shares until the threshold has again been achieved. Directors are also prohibited from hedging against their investments in our stock or pledging their shares. As of March 28, 2022, all nonemployee directors exceeded their ownership guidelines or were within their five-year phase-in period.
Director	Guideline Value	Actual Value of Stock Owned
William Hayes	$600,000	$1,504,581
Fabiana Chubbs	$600,000	$277,663*
Kevin McArthur	$600,000	$2,670,571
Jamie Sokalsky	$600,000	$2,440,839
Ronald Vance	$600,000	$2,205,237
Sybil Veenman	$600,000	$1,369,033

*
Ms. Chubbs became a director on November 18, 2020, and received her first equity grant on August 24, 2021. She has until August 24, 2026, to meet our stock ownership guidelines.

30	Royal Gold, Inc. 2022 Proxy Statement

Proposal 2: Executive Compensation Our Board recommends a vote FOR approval of the advisory resolution on executive compensation
Royal Gold, Inc. 2022 Proxy Statement	31

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Proposal 2 - Executive Compensation
We are seeking stockholder approval of an advisory resolution on the compensation of our NEOs as described in the Compensation Discussion and Analysis, compensation tables, and related narrative discussion included in this proxy statement.
This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express a view on our transition period executive compensation policies and practices and the compensation paid to our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation policies and practices relating to our NEOs as described in this proxy statement. Because your vote is advisory, it will not be binding on the Board. However, as they have done in prior years, the Board and CNG Committee will consider the outcome of the say-on-pay vote when considering future compensation arrangements.
At our 2017 annual meeting, stockholders approved, on an advisory basis, holding the say-on-pay votes annually, and the Board has adopted a practice of providing for an annual say-on-pay vote. Accordingly, the next say-on-pay vote will occur at our 2023 annual meeting. The next advisory vote on the frequency of the say-on-pay vote will also occur at our 2023 annual meeting.
Our Board recommends a “FOR” vote because it believes that our compensation policies and practices are effective in achieving our compensation goals of paying a competitive salary, providing attractive annual and long-term incentives to reward growth, and linking management interests with stockholder interests.
Key elements of our transition period executive compensation are described beginning on page 40.
Stockholders are asked to approve the following advisory resolution:
RESOLVED, that the compensation paid to Royal Gold’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved.
Vote Required for Approval
The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve this proposal.
32	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information

Compensation, Nominating, and Governance Committee Report
The Compensation, Nominating, and Governance Committee of the Board of Directors has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on this review and discussion, the Compensation, Nominating, and Governance Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in Royal Gold’s Transition Report on Form 10-K for the six-month transition period ended December 31, 2021, and the Board of Directors has approved that recommendation.
This report is provided by the following independent directors, who comprise the Compensation, Nominating, and Governance Committee:

Ronald Vance, Chair	Kevin McArthur	Sybil Veenman
Royal Gold, Inc. 2022 Proxy Statement	33

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Compensation Discussion and Analysis
EXECUTIVE SUMMARY This Compensation Discussion and Analysis is designed to provide our stockholders with a clear understanding of our executive compensation program.
Compensation Summary
Below is a summary of several key updates to our executive compensation program for the transition period:
•
Program Modifications — As part of its annual review of our executive compensation program in August 2021, the CNG Committee made several changes designed to simplify the program and align it with stockholder expectations and competitive market practices, including the following:

•
integrated new short-term incentive performance measures for ESG and employee health and safety;

•
simplified our long-term incentive program by reducing the number of different types of equity awards from five to two;

•
eliminated stock options;

•
removed overlap between the performance measures under our short- and long-term incentive programs;

•
eliminated vesting periods of less than three years for performance shares — all new performance shares vest at the end of three years subject to our relative TSR and the executive’s continued service;

•
eliminated performance shares tied to Net GEO Production and increased the amount of performance shares tied to relative TSR performance;

•
changed the vesting schedule for restricted stock grants from vesting on the third, fourth and fifth anniversary of the date of grant to vesting on the first, second and third anniversary, as the delayed ratable vesting was not consistent with market practices; and

•
allowed for an appropriate level of CNG Committee oversight in measuring performance under short-term incentive measures tied to ESG and employee health and safety.

•
Target Total Direct Compensation — The CNG Committee is of the view that target total direct compensation should generally be set within 15% of median of our peer group companies based on an executive’s level of experience. For our three U.S.-based executives, Messrs. Heissenbuttel, Libner, and Shefman, who were appointed to their current roles in January 2020, the CNG Committee determined to take an incremental approach to market adjustments to their salaries in August 2021 so that their total direct compensation would generally approach median over the three-year period after their appointment. Equity awards were targeted more closely to the median compensation of our peers.

•
Equity Values — The CNG Committee determined that the August 2021 equity grants should be based on full-year target equity values. At the time, the CNG Committee also noted its expectation that the 2022 equity grants to be awarded in March 2022 would be based on half-year target equity values. In March 2022, the CNG Committee made fiscal 2022 equity grants based on half-year target equity values. The CNG Committee determined that awards for fiscal 2022, when combined with the awards during the transition period, properly reflect 18 months of value to reward and incentivize long-term performance directly aligned with stockholder interests.

34	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
•
Clawback Policy — In August 2021, our Board adopted an incentive compensation recoupment policy, or clawback policy, that applies to all cash and equity-based incentive compensation, whether vested or unvested, paid to our executives in the case of a material financial restatement (regardless of conduct) and improper conduct.

Named Executive Officers
Below is biographical information about our named executive officers.
WILLIAM HEISSENBUTTEL, 56	MARK ISTO, 62
President and Chief Executive Officer
Mr. Heissenbuttel has more than 30 years of corporate finance experience, including 25 years in project and corporate finance in the metals and mining industry. Mr. Heissenbuttel was appointed our President and Chief Executive Officer and a Class I director, effective January 2020. Previously, he served as our Chief Financial Officer and Vice President Strategy from June 2018 to January 2020, Vice President Corporate Development from 2007 to June 2018, Vice President Operations from 2015 to June 2016, and Manager Corporate Development from 2006 to 2007.
Executive Vice President and Chief Operating Officer, Royal Gold Corporation
Mr. Isto has 35 years of experience in mining engineering, mine management, and project development in the U.S. and globally. Mr. Isto has served as our Executive Vice President and Chief Operating Officer since January 2020. Previously, he served as our Vice President, Operations, from June 2016 to January 2020 and Executive Director, Project Evaluation, for our wholly owned subsidiary, RGLD Gold (Canada) Inc., from 2015 to June 2016. Mr. Isto has served as a director of Tri-Star Gold Inc. (TSX-V: TSG) since February 2021.

Prior to joining Royal Gold, Mr. Heissenbuttel served as Senior Vice President from 2000 to 2006 and Vice President from 1999 to 2000 at N M Rothschild & Sons (Denver) Inc. From 1994 to 1999, he served as Vice President and then Group Vice President at ABN AMRO Bank N.V. From 1987 to 1994, he was a Senior Credit Analyst and an Associate at Chemical Bank Manufacturers Hanover.
Mr. Heissenbuttel holds a Master of Business Administration degree from the University of Chicago and a Bachelor of Arts degree from Northwestern University.

Prior to joining Royal Gold, Mr. Isto served as Vice President Operations for First Nickel Inc. from 2012 to 2014 and served in Vice President and Senior Vice President roles in the Projects Group at Kinross Gold Corp. from 2006 to 2012. Mr. Isto also served as Mine General Manager of Golden Sunlight Mines, Inc. (Placer Dome America) from 2004 to 2006 and previously held numerous other management positions in Placer Dome’s global operations, including Chief Engineer, Mine Superintendent, Project Director, and Senior Advisor over nearly 25 years with Placer Dome.
Mr. Isto holds a Master of Business Administration degree in Business Administration from the University of Nevada — Reno and a Bachelor of Science degree in Mining Engineering from Montana College of Mineral Science and Technology.

Royal Gold, Inc. 2022 Proxy Statement	35

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
DANIEL BREEZE, 49	PAUL LIBNER, 48
Vice President Corporate Development, RGLD Gold AG
Mr. Breeze has more than 24 years of technical and commercial experience across international markets. Mr. Breeze has served as Vice President Corporate Development of our wholly owned subsidiary, RGLD Gold AG, since January 2019.
Chief Financial Officer and Treasurer
Mr. Libner has more than 25 years of finance and accounting experience. Mr. Libner has served as our Chief Financial Officer and Treasurer since January 2020. Previously, he served as our Controller and Treasurer from June 2018 to January 2020 and Controller from 2004 to May 2018.

Before joining Royal Gold, Mr. Breeze worked for Bank of Montreal from 2010 to December 2018, serving most recently as Managing Director, Equities, for BMO Capital Markets, based in Zürich, Switzerland, where he was focused primarily on the mining sector. Previously, Mr. Breeze was a member of the Equities Group at UBS Investment Bank where he worked extensively with North American and European mining companies across the commodity spectrum. Prior to his banking career, Mr. Breeze was a member of the geotechnical and mining team at Golder Associates.
Mr. Breeze holds Master of Engineering and Master of Business Administration degrees from the University of Toronto and a Bachelor of Science degree in Civil Engineering from the University of Manitoba. Mr. Breeze is also a registered Professional Engineer.

Mr. Libner began his career with Ernst & Young where he provided audit and business advisory services, primarily for the financial services and healthcare industries, and later held various finance and accounting roles within the financial services industry.
Mr. Libner holds a Bachelor of Science degree and Master of Accountancy degree from the University of Denver.

RANDY SHEFMAN, 49
Vice President and General Counsel
Mr. Shefman has more than 22 years of legal experience in international transactions across the mining, oil and gas, and power sectors. He joined Royal Gold in 2011 as Associate General Counsel and served in that capacity until his appointment as Vice President and General Counsel in January 2020.

Prior to Royal Gold, Mr. Shefman was in private legal practice with regional and international law firms, including LeBouef Lamb Greene & MacRae, Holland & Hart, and Hogan Lovells.
Mr. Shefman holds an LL.M. degree in Environmental and Natural Resources Law and Policy from the University of Denver, a J.D. degree from the University of Colorado, and a Bachelor of Arts degree in history from the University of Michigan.

36	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Transition Period Performance
Our management team led Royal Gold through another period of strong financial performance.
$343M	$39M	191,300 GEOs
Strong financial performance with revenue of $343 million, operating cash flow of $249 million, and earnings of $139 million. If annualized, the revenue amount would be a record for the Company.	$39 million returned to stockholders as dividends during the transition period, and our dividend per share increased for the 21st consecutive year	Robust production volume of 191,300 GEOs for the transition period, which is calculated by dividing our reported revenue by the average gold price for the same period
$1.2B	$281M

Maintained available liquidity of  $1.2 billion as of December 31, 2021, representing $155 million in working capital and $1.0 billion under our credit facility, which, as of December 31, 2021 remains undrawn and available
Invested $281 million in new and existing projects we believe will provide significant growth potential over the coming years
Performance Measures Tied to Strategy
Our executives are responsible for driving corporate performance. Because of this, we design our executive compensation program so that it strongly correlates to our corporate performance. We use many of the same performance measures for our compensation programs as we use to chart corporate strategy and evaluate our success in achieving that strategy.
Key Performance Measure	Description	Strategic Link	Element of Compensation
Net GEO Production*	Measures the production success and growth of our asset portfolio by measuring the increase in production of gold equivalent ounces	Gold-focused portfolio; capital deployment	Short-term incentive
Expense Control	Measures management’s ability to manage our business in a cost-efficient manner	Financial flexibility and discipline
ESG	Measures management’s ability to implement and maintain sound ESG practices that support the long-term sustainability of our business	Sustainability
Liquidity	Measures the quality of our balance sheet and our ability to execute future growth transactions	Financial flexibility and discipline
Health and Safety	Measures management’s efforts to keep employees safe during the COVID 19 pandemic	Human capital management and sustainability
Total Stockholder Return (TSR) Relative to a subset of GDX Constituents	Measures the value created for our stockholders as compared to others in our industry	Stockholder returns	Performance shares

*
Net GEO Production represents operators’ aggregate mineral production subject to our stream and royalty interests, multiplied by metal prices used in our transition period 2021 budget, less reported cost of sales, divided by the gold price used in our transition period 2021 budget.

Royal Gold, Inc. 2022 Proxy Statement	37

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Compensation Best Practices

Our executive compensation program is designed to align with governance best practices and the long-term interests of our stockholders. We believe these best practices, some of which are in response to feedback from our stockholders, were key to receiving voter support of 96% for our executive compensation program at our annual meeting of stockholders held in November 2021.
The following are representative practices that we do and do not employ:

WHAT WE DO

•
Pay for performance with a large portion of our CEO’s and other NEOs’ total direct compensation representing variable or at-risk compensation

•
Use multiple, challenging performance measures tied to our strategic objectives for our short-term incentive program

•
Incorporate ESG performance as a measure in our short-term incentive program

•
Apply performance measure linked to relative TSR to all performance shares (half of the targeted value of new long-term incentive awards)

•
Establish target and maximum awards in short- and long-term incentive programs

•
Use a formulaic scorecard to determine objective short-term incentives and CNG Committee approval for subjective short-term incentives

•
Use a mix of restricted shares and performance shares under our long-term incentive program intended to motivate performance over multiple time horizons and balance the overall risk-reward relationship

•
Use a peer group of gold-focused companies to benchmark performance and compensation levels

•
Target NEO compensation at or near the median of our peer group while also taking into account level of experience

•
Require executive officers to meet robust stock ownership guidelines to align their interests with the interests of our other stockholders

•
Apply double-trigger vesting for equity awards in a change of control

•
Engage with stockholders on a variety of topics, including governance, diversity, and compensation

•
Regularly monitor our executive compensation program to assess and mitigate compensation-related risks

•
Maintain independence of the CNG Committee and engage an independent compensation consultant that reports directly to the CNG Committee

•
Subject all cash and equity-based incentive compensation to clawback

WHAT WE DO NOT DO

•
Guarantee salary increases, annual short-term incentive payments, or long-term incentive opportunities

•
Provide excessive perquisites

•
Permit repricing of stock options without stockholder approval

•
Provide excise tax gross-ups, including for change-of-control payments

•
Permit executive officers to hedge or pledge our stock

•
Maintain a defined benefit pension plan or any special executive retirement plans

38	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Compensation Philosophy and Objectives
The CNG Committee sets and administers our executive compensation philosophy, objectives, and design. Our fundamental compensation philosophy is to recruit, retain, and reward high-performing individuals who will bring value to Royal Gold in a variety of ways:
1	Drive growth and profitability	2	Increase long-term value for our stockholders	3	Manage Royal Gold in a responsible and	4	Maintain our reputation for management
					sustainable manner and in the best interests of stockholders, employees, and other stakeholders		excellence and financial performance
Royal Gold, Inc. 2022 Proxy Statement	39

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Elements of Total Direct Compensation
Our executive compensation program consists of base salary, a short-term cash incentive, long-term equity incentive awards, and modest fixed benefits. The majority of target compensation is performance-based and not guaranteed. We also emphasize long-term equity to better align our executive officers’ interests with our stockholders’ interests.
ELEMENT	TYPE	OBJECTIVE OF COMPENSATION ELEMENT
BASE SALARY	FIXED
•
Provides fixed compensation based on an individual’s skills, experience and proficiency, market competitive data, and the relative value of the individual’s role within the Company; and

•
Attracts and retains executive talent and helps the Company remain competitive in our industry.

SHORT-TERM INCENTIVE AWARDS	VARIABLE
•
Rewards annual Company performance;

•
Aligns participants’ compensation with short-term financial and operational objectives specific to each calendar year;

•
Motivates participants to meet or exceed internal and external performance expectations; and

•
Recognizes individual contributions to the Company’s results.

LONG-TERM INCENTIVE AWARDS — Restricted Stock — Performance Share Units	VARIABLE
•
Rewards long-term performance, directly aligned with stockholder interests;

•
Provides a strong performance-based equity component;

•
Recognizes and rewards share performance relative to industry peers through PSUs based on relative TSR performance;

•
Aligns compensation with sustained long-term value creation;

•
Allows executives to acquire a meaningful and sustained ownership stake; and

•
Fosters executive retention by vesting awards over multiple years.

40	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Base Salary
Base salary is the fixed cash amount paid to an executive to perform their job duties. The CNG Committee reviews base salaries annually and retains an independent compensation consultant to benchmark salaries and other elements of compensation against our peer group every other year. When setting executive compensation for the transition period in August 2021, the CNG Committee relied on market information presented in May 2020 by its independent compensation consultant, Willis Towers Watson (referred to in this discussion as Compensation Consultant). The CNG Committee also takes into account the recommendations of Mr. Heissenbuttel with respect to salary adjustments for NEOs who report to him.
In general, base salaries are targeted at or near the median of our peer group, while also taking into account level of experience and performance. For the transition period, the CNG Committee increased salaries to bring them closer to the median compensation levels of our peer group. The previous base salaries were below the median as compared to peers due to most of our NEOs being relatively new to their roles in fiscal year 2021. Specifically, the CNG Committee was of the view that total direct compensation should generally be set within 15% of median based on level of experience. The CNG Committee determined to take an incremental approach to salary adjustments in August 2021 for the three U.S.-based executives appointed to their current roles in January 2020 (Messrs. Heissenbuttel, Libner, and Shefman) so that their base salaries would generally approach median over the three-year period after their appointment.
Messrs. Isto and Breeze are paid in Canadian dollars and Swiss francs, respectively. You can find information about our methodology for converting their base salaries into U.S. dollars in the Summary Compensation Table below.
Executive Base Salaries
Name	Title	Base Salary at the End of FY2021	Annualized Base Salary for Transition Period	Market Adjustment(1)
William Heissenbuttel	President and CEO	$670,000	$750,000	11.94%
Mark Isto(2)	EVP and COO, Royal Gold Corporation	C$644,000	C$685,000	6.37%
Daniel Breeze(3)	VP Corporate Development, RGLD Gold AG	CHF381,000	CHF410,000	7.61%
Paul Libner	CFO and Treasurer	$350,000	$375,000	7.14%
Randy Shefman	VP and General Counsel	$335,000	$375,000	11.94%

(1)
Increase in base salary includes a 3% cost-of-living increase. The remaining increase was to move the executive closer to the median of our peers.

(2)
Mr. Isto’s cash compensation is paid in Canadian dollars. The amounts in U.S. dollars equivalent as of June 30, 2021, and December 31, 2021, are $501,900 and $544,000, respectively. See the footnotes to the Summary Compensation Table for more information.

(3)
Mr. Breeze’s cash compensation is paid in Swiss francs. The amounts in U.S. dollars equivalent as of June 30, 2021, and December 31, 2021, are $419,100 and $445,300, respectively. See the footnotes to the Summary Compensation Table for more information.

Royal Gold, Inc. 2022 Proxy Statement	41

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Short-Term Incentive Awards and Additional Bonuses
Short-Term Incentive Program
The CNG Committee uses a formulaic scorecard that sets predetermined financial, operational, strategic, ESG, employee health and safety, and individual performance measures for determining awards of short-term incentives. These performance measures may be objective or subjective, depending on the nature of the measure. For example, measures tied to financial metrics are objective, while measures tied to ESG and employee health and safety allow for a level of discretion on the part of the CNG Committee.
The CNG Committee believes the scorecard is transparent, uses measures that are understood by our executives and stockholders, and aligns executive pay with our performance.
In August 2021, the CNG Committee established a short-term incentive target for each executive based on a percentage of the executive’s salary for the transition period. The short-term incentive targets of 100% of base salary (the midpoint of the range of 75% to 125%) for Mr. Heissenbuttel and 75% of base salary (the midpoint of the range of 60% to 90%) for other NEOs were consistent with the targets set in prior fiscal years, and were considered by the CNG Committee, based on the market survey provided by the Compensation Consultant, to be competitive with our peers.
The CNG Committee also approved various performance measures tied to corporate and individual performance and established threshold, target, and maximum performance goals for each objective measure. As part of its review of our overall executive compensation program, the CNG Committee made several changes to the program designed to integrate new short-term incentive performance measures for ESG and employee health and safety, to simplify the long-term incentive program, and to remove overlap between the short- and long-term incentive programs.
Payout under our short-term incentive program can range from zero if no threshold goals are achieved to 200% of an executive’s short-term incentive target if each maximum goal was achieved. In general, the CNG Committee sets performance goals based on the following guideposts:
THRESHOLD	TARGET	MAXIMUM
performance goals should be set to the minimum acceptable performance level, below which performance is not worthy of variable compensation	performance goals should generally be consistent with our annual budget and strategic plan, but should be challenging to achieve	performance goals should be set to require a significant effort to achieve; they are exemplary performance levels that exceed targets and are worthy of payout up to a maximum 200% of target
42	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Short-Term Incentive Scorecard
Our transition period short-term incentive program consisted of five categories of goals that were key to our continued success. These goals are summarized in the table below. In March 2022, the CNG Committee evaluated our corporate performance against each preestablished performance measure.
Performance Measure	Weight	Threshold (0% payout)	Target (100% payout)	Maximum (200% payout)	% of Target Achieved
Net GEO Production as compared to budget holding metal prices constant	22.5%	20% below budget	At budget	20% over budget	147%
Cash operating costs as compared to budget	11.25%	10% above budget	At budget	20% below budget	190%
ESG efforts to support the long-term sustainability of our business, including carbon footprint, ESG commitments with operators, and maintenance of reporting and compliance structures	18.75%	CNG Committee assessment			100%
Liquidity for business development opportunities, corporate obligations, and overall investment opportunities	15%	CNG Committee assessment			100%
Health and safety guidelines to ensure the continued health of employees during the COVID-19 pandemic	7.5%	CNG Committee assessment			100%
Individual performance against preestablished goals	25%	CNG Committee or CEO assessment of individual performance			Varies (see table below)
Total	100%
Royal Gold, Inc. 2022 Proxy Statement	43

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Short-Term Incentive Awards
In March 2022, our CNG Committee determined payouts for our NEOs under our short-term incentive program based on Company’s performance and individual performance. In assessing Company performance, the CNG Committee determined that our performance exceeded target on Net GEO Production resulting in a payout of 147% of target and exceeded target on expense control resulting in a payout of 190% of target.
The CNG Committee recognized at target performance on our ESG, Liquidity, and Safety and Health goals. The CNG Committee recognized that we made significant contributions to support communities where we own interests and worked diligently during the transition period to publish our inaugural ESG report on schedule during the first half of 2022. The CNG Committee also recognized that average liquidity during the transition period ended December 31, 2021, was just over $1.1 billion, and the Company maintained sufficient cash to service our remaining revolving credit facility debt in December 2021 and to fund our increased annual dividend, corporate obligations and business development opportunities. Finally, the CNG Committee recognized that the Company published and communicated safe return to work guidelines for our employees after carefully reviewing federal, state, local and other health regulations and guidance, and the Company did not record significant loss of work time due to COVID 19 during the transition period.
The CNG Committee also evaluated Mr. Heissenbuttel’s performance against his individual performance measures. Mr. Heissenbuttel evaluated the performance of our other NEOs against their individual performance measures. Individual performance goals for Mr. Heissenbuttel related to corporate strategy, stockholder engagement, expanded ESG efforts, employee health and safety; and succession planning. Individual performance goals for the other NEOs covered specific tasks relating to their areas of responsibility and covered topics such as asset management, business development efforts, expanded ESG efforts, employee health and safety or reduced costs, depending on the NEO.
The following tables show the payouts for the transition period ended December 31, 2021, for our NEOs.
Performance Versus Preestablished Performance Measures
Performance Measure	% of Target Achieved	Weight	Heissenbuttel	Isto	Breeze	Libner	Shefman
Net GEO Production	147%	22.50%	32.98%	32.98%	32.98%	32.98%	32.98%
Expense Control	190%	11.25%	21.38%	21.38%	21.38%	21.38%	21.38%
ESG	100%	18.75%	18.75%	18.75%	18.75%	18.75%	18.75%
Liquidity	100%	15%	15.00%	15.00%	15.00%	15.00%	15.00%
Health and Safety	100%	7.50%	7.50%	7.50%	7.50%	7.50%	7.50%
Individual Performance		25.00%	27.00%	27.50%	27.50%	25.50%	26.75%
Individual Score		100.00%	122.60%	123.10%	123.10%	121.10%	122.35%
Short-Term Incentive Awards Made for Transition Period
Measure for Transition Period	Heissenbuttel	Isto	Breeze	Libner	Shefman
Target	$375,000	$204,000	$166,988	$140,625	$140,625
Individual Score	122.60%	123.10%	123.10%	121.10%	122.35%
Actual Short-Term Incentive	$460,000	$250,967	$205,254	$170,000	$172,000
Additional Bonus Awarded
In March 2022, after taking into account the recommendation of Mr. Heissenbuttel, the CNG Committee approved an additional cash bonus of  $30,000 to Mr. Libner in recognition of his effort and leadership of the Company’s transition of its fiscal year end to December 31, 2021.
44	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Long-Term Incentive Awards
Program Design
Long-term incentive compensation is designed to encourage executives to manage our business for the long term by delivering a significant portion of each executive’s potential total direct compensation at a future date.
As part of its review of our overall executive compensation program in August 2021, and taking into account the recommendations of the Compensation Consultant, the CNG Committee made several changes to simplify our long-term incentive program in a way that aligns with stockholder expectations and competitive market practices and to remove overlap between the performance measures under our short- and long-term incentive programs.
Types of Awards
In August 2021, the CNG Committee eliminated stock options, SARS, and performance shares tied to GEOs. Grants of annual long-term incentive awards for executives are now split equally between restricted shares and TSR performance shares.
Restricted Shares
Awards of restricted stock (“RSAs”) and restricted stock units (“RSUs”) focus on retention by securing the long-term commitment of our executives. RSAs and RSUs granted in August 2021 vest ratably over three years. The CNG Committee changed the vesting schedule for restricted stock grants from vesting on the third, fourth and fifth anniversary of the date of grant to vesting on the first, second and third anniversary, as the delayed ratable vesting was not consistent with market practices. Our U.S.-based executives receive RSAs, and our executives based in Canada and Switzerland receive RSUs. RSAs are treated as issued and outstanding shares of common stock with voting and dividend rights. RSUs are not issued and outstanding shares upon which the grantee may vote or receive dividends; however, grantees are entitled to a cash payment (or dividend equivalent) in the amount of declared dividends at the time dividends are paid.
Performance Shares
Performance shares are intended to incentivize the achievement of long-term share price appreciation. Performance shares vest after three years only if we achieve a TSR compared to the TSRs of certain defined GDX constituents between defined threshold and maximum levels over that three-year period. No performance shares vest if the threshold goal is not met. Performance shares vest by linear interpolation within a range from zero shares if the threshold goal is met, to 100% if the target goal is met, and then to 200% if the maximum goal is met or exceeded. For all performance shares, the grantee must be in continuous service from the grant date through any vesting date to receive any shares. If the performance goals are not achieved during this period, the shares expire unvested.
Performance shares are not issued and outstanding shares upon which the grantee may vote or receive dividends. Performance shares vest only if the CNG Committee determines that the underlying performance goals are met. Vested performance shares are settled in shares of our common stock.
The CNG Committee eliminated vesting periods of less than three years for performance shares. All new performance shares vest at the end of three years subject to our relative TSR and the executive’s continued service.
In addition, our relative TSR performance has historically been measured against all GDX constituents. In August 2021, our CNG Committee changed the TSR performance peer group from the GDX to a customized group comparable to the Company with respect to geography (TSR group is limited to North American companies), capitalization (TSR group includes companies with over a $1.5 billion market capitalization, with one exception), and gold focus. See “Peer Group Used for Compensation Benchmarking” on page 48.
Royal Gold, Inc. 2022 Proxy Statement	45

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Value of Awards
The CNG Committee, relying on market information presented in May 2020 by the Compensation Consultant, set equity award values for executives in August 2021 taking into account the following factors:
•
The CNG Committee generally sets the value of long-term equity awards at 225%-300% of base salary for our CEO and at 125%-200% of base salary for other NEOs and at an amount that results in targeted total direct compensation within 15% of the median of our peers, depending on the NEO’s experience. The CNG Committee has taken an incremental approach to base salary increases for Messrs. Heissenbuttel, Libner and Shefman, who are relatively new to their positions, but has targeted long-term equity values for all NEOs at the upper end of the established ranges and closer to the median of our peers. Consequently, target long-term equity values increased for Messrs. Heissenbuttel, Libner and Shefman but changed minimally for Messrs. Isto and Breeze, as shown in the table below.

•
The CNG Committee determined that the August 2021 equity grants should be based on full-year target equity values. At the time, the CNG Committee also noted its expectation that equity grants to be awarded in March 2022 would be based on half-year target equity values. In March 2022, the CNG Committee awarded equity grants based on half-year target equity values. The CNG Committee determined that target awards for the fiscal year ending December 31, 2022, when combined with the target awards granted during the transition period ended December 31, 2021, properly reflected 18 months of value to reward and incentivize long-term performance directly aligned with stockholder interests.

Name	Target Value of Fiscal Year 2021 Equity Grants Granted: 8/18/20	Target Value of Transition Period Equity Grants Granted: 8/24/21(1)	Percentage Change
William Heissenbuttel	$1,800,000	$2,250,000	25%
Mark Isto	$950,000	$913,000	(4%)
Daniel Breeze	$725,000	$736,000	2%
Paul Libner	$630,000	$750,000	19%
Randy Shefman	$530,000	$750,000	42%

(1)
The target value of grants made on March 3, 2022, for the fiscal year ended December 31, 2022, were as follows: Heissenbuttel — $1,020,000; Isto — $454,000; Breeze — $364,000; Libner — $316,000; and Shefman — $316,000.

Vesting of Previously Granted Awards
Performance shares granted in August of each year from 2017 through 2021 remained outstanding and subject to vesting conditions during the transition period. These performance shares are subject to performance measures relating to our Net GEO Production and relative TSR. The performance shares that were approved for vesting in August 2021 are reported in our 2021 proxy statement. No additional performance shares vested in the transition period.
46	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
EXECUTIVE COMPENSATION PROCESS
OVERALL PROCESS The CNG Committee leads the annual executive compensation process, with involvement from its independent compensation consultant and management.
ROLES AND RESPONSIBILITIES IN THE ANNUAL EXECUTIVE COMPENSATION PROCESS

CNG Committee
•
Consists of three independent directors in accordance with securities, tax, and Nasdaq listing rules

•
Oversees administration of policies governing executive compensation

•
Reviews stockholder feedback and trends in executive compensation design

•
Reviews and sets compensation philosophy, objectives, and design and reviews any updates or changes with the Board annually

•
Ensures alignment with strategic goals and stockholder value through establishment of performance measures and goals consistent with our strategy and long-term value creation for stockholders

•
Determines whether performance measures are met

•
Conducts annual assessment of CEO performance, with input from all independent directors

•
Determines CEO compensation outside the presence of CEO and other management

•
Considers, without being bound by, input from independent compensation consultant and CEO on executive compensation

•
Determines executive compensation, other than for CEO, with input from CEO

Management	• Provides input to CNG Committee on strategy and program design • Develops initial recommendations for short- and long-term incentives based on achievement of performance measures
Independent Compensation Consultant
•
Retained annually by CNG Committee; independence determined annually by CNG Committee

•
Performs work at direction and under supervision of CNG Committee

•
Provides expertise on compensation design, market practices, peer group construction, and benchmarking

•
Benchmarks executive officer and director compensation in alternating years

•
Provides in-depth review of and recommendations for compensation framework and design

The CNG Committee assessed the independence of its compensation consultant under Nasdaq listing standards and SEC rules and concluded that no conflict of interest existed that would have prevented the compensation consultant from serving as an independent consultant to the CNG Committee.
The compensation consultant reports directly to the CNG Committee and did not provide any services to management during the transition period.
The CNG Committee is responsible for making all equity grants. Our management does not have the authority to make any equity grants.
Royal Gold, Inc. 2022 Proxy Statement	47

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
PEER GROUP USED FOR COMPENSATION BENCHMARKING
The CNG Committee reviews and selects executive compensation peers based primarily on similar industry profile and size as measured by market capitalization. Our compensation peer group includes our closest direct streaming and royalty competitors, as well as comparably sized gold and silver mining companies.
Company(1)	Primary Industry	Market Capitalization as of December 31, 2021 ($ in millions)(2)
Agnico Eagle Mines Limited(3)	Gold	$12,983
B2Gold Corporation	Gold	$4,154
Centerra Gold Inc.(3)	Gold	$2,288
Eldorado Gold Corporation	Gold	$1,709
Franco-Nevada Corporation(3)	Gold	$26,430
IAMGOLD Corporation(3)	Gold	$1,485
Kinross Gold Corporation(3)	Gold	$7,272
Osisko Gold Royalties(3)	Gold	$2,036
Pan American Silver Corporation	Silver	$5,245
Wheaton Precious Metals Corporation(3)	Gold	$19,326
Yamana Gold Corporation	Gold	$4,044
75th Percentile		$10,127
Median		$4,154
25th Percentile		$2,162
Royal Gold, Inc.	Gold	$6,906
Percentile Ranking		67

(1)
Data source for market capitalization amounts is S&P CapitalIQ.

(2)
The CNG Committee reviews and considers peer data on several compensation elements, including base salary, short-term incentives, long-term incentives, and total direct compensation, but see footnote 3 below regarding performance shares. This peer group for compensation benchmarking is the same peer group that we used for executive compensation for the fiscal year ended June 30, 2021

(3)
Our TSR performance will be measured against each of these companies and the following companies: Newmont Corporation, Barrick Gold Corporation, Kirkland Lake Gold Ltd., SSR Mining Inc., Alamos Gold Inc., Equinox Gold Corp., Coeur Mining, Inc., Pretium Resources Inc., and Sandstorm Gold Royalties. Both Kirkland Lake Gold Ltd. and Pretium Resources Inc. were acquired after their selection by our CNG Committee in August 2021 and will not be included in the final analysis. The CNG Committee wanted a broader comparison group to measure relative TSR performance. In addition, the CNG Committee wanted a compensation benchmarking group that included either direct competitors or companies with similar market capitalization as our Company.

48	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
OTHER KEY COMPENSATION PRACTICES
EMPLOYMENT AGREEMENTS
We have entered into employment agreements with each of our executives. Under these agreements, we offer certain post-employment payments and benefits to our executives upon the occurrence of specified events. We believe these arrangements better enable us to offer competitive total compensation packages to our executives and promote the ongoing retention of these executives when considering potential transactions that may create uncertainty as to their future employment with us. None of the employment agreements provide for excise tax gross-ups in a change of control.
CEO Employment Agreement
Our employment agreement with Mr. Heissenbuttel provides that he will serve as our President and CEO and that our Board will continue to nominate him for reelection as a director. The agreement had an initial one-year term beginning on January 2, 2020, and automatically renews for four consecutive one-year periods unless either party timely elects for nonrenewal. Under the agreement, Mr. Heissenbuttel is entitled to an annual base salary of at least $650,000, which may be increased annually as determined by our Board or CNG Committee. Mr. Heissenbuttel’s annualized base salary for the transition period ended December 31, 2021, was $750,000. Mr. Heissenbuttel is also eligible to participate in our short-term incentive and long-term equity programs, as well as other employee benefits made available to similarly situated executives. Mr. Heissenbuttel is entitled to severance benefits in connection with a termination of employment with or without a change of control as described below under “Potential Payments Upon Termination or Change of Control” on page 59. Mr. Heissenbuttel is prohibited from competing against us or soliciting our employees, customers, or business relationships for 12 months following termination of his employment.
Employment Agreements for OTHER EXECUTIVES
We have entered into an employment agreement with each of our other executives. The agreements for Messrs. Isto and Breeze are between these executives and our wholly owned subsidiaries, Royal Gold Corporation and RGLD Gold AG, respectively. Mr. Breeze’s agreement began on January 1, 2019, was amended on March 4, 2021, and has an indefinite term. The agreements with Messrs. Isto, Libner, and Shefman had an initial one-year term beginning on January 2, 2020, and automatically renew for four consecutive one-year periods unless either party timely elects for nonrenewal. Each executive is entitled to a minimum annual base salary, which salary may be increased annually as determined by our Board or CNG Committee. Each executive is also eligible to participate in our short-term incentive and long-term equity programs, as well as other employee benefits made available to similarly situated executives. Each executive is entitled to severance benefits in connection with a termination of employment with or without a change of control as described below under “Potential Payments Upon Termination or Change of Control” on page 59. Each executive is prohibited from competing against us or soliciting our employees, customers, or business relationships for 12 months following termination of his employment.
Amendments to Employment Agreements
In March 2022, the CNG Committee approved amendments to the employment agreements for each of our executives to clarify that the annual incentive award received by the executive for the July 1, 2021, to December 31, 2021, transition period would be annualized for all purposes in his employment agreement, including for purposes of determining the severance amount in the event of an involuntary termination of employment with or without a change of control.
Benefit Programs
Benefit programs for our executives are common in design and purpose to the programs offered all of our employees in the U.S., Canada, and Switzerland. Executives can also participate in various health and welfare benefit programs to the extent appropriate in the country of employment under applicable laws. We share the cost of certain health and retirement benefit programs with all of our employees. We also offer, directly or indirectly, retirement plans for all of our employees. The U.S. plan is a Salary Reduction/
Royal Gold, Inc. 2022 Proxy Statement	49

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Simplified Employee Pension Plan (“SARSEP Plan”), in which all U.S. employees are eligible to participate. The Canadian plan is a Group Registered Retirement Savings Plan (“Group RRSP”), in which all Canadian employees are eligible to participate. The SARSEP Plan and Group RRSP are voluntary plans. The plan for Swiss employees is regulated by Swiss statutes, is mandated for all Swiss employees within defined limits, and provides for employees’ retirement, survivors, and disability insurance (“Pension Plan”).
The SARSEP Plan and Group RRSP allow employees to reduce their pre-tax salary, subject to certain regulatory limitations, and to put this money into a tax-deferred investment plan. We may make non-elective contributions to the employee’s SARSEP Plan and Group RRSP up to 7% of an individual’s annual salary and short-term incentive, subject to limits. Employer contributions to the employee’s SARSEP Plan or Group RRSP are immediately 100% vested. Total employee and employer contributions to the SARSEP Plan and Group RRSP are subject to annual regulatory limitations. Our Swiss subsidiary pays approximately 50% of the contributions to the Pension Plan according to the applicable regulations of the pension scheme provider. The contribution due is a percentage of the relevant covered salary and depends on the age of the Swiss employee.
We do not generally provide perquisites or other special benefits to executives that are not available to all of our employees.
Executive Stock Ownership Guidelines
Our stock ownership guidelines encourage our executive officers to achieve and maintain a minimum investment in our stock. We believe these guidelines incentivize our executive officers to focus on improving long-term stockholder value and align our executive officers’ interests with the interests of stockholders generally. The requirement is set as a number of shares with a dollar value that is equivalent to a multiple of the executive officer’s base salary. Unearned performance shares and unexercised stock options and stock appreciation rights are not considered owned for purposes of the requirement.
There is no timeframe in which executive officers must meet ownership targets. Each executive officer must, however, hold 50% of the shares acquired under any equity grant, net of shares withheld or sold to cover taxes, until the executive officer reaches the ownership requirement. If there is a significant decline in Royal Gold’s stock price that causes an executive’s holdings to fall below the applicable threshold, the executive will not be required to purchase additional shares to meet the threshold but must refrain from selling shares until the threshold has again been achieved. As shown in the table below, all of our executives were in compliance with the ownership requirements as of March 28, 2022.
Executive	Guideline Value of Common Stock to be Owned	Current Holdings	Actual Value Owned as of March 28, 2022
William Heissenbuttel	4x Salary	91,714	17.1 x Salary
Mark Isto	2x Salary	27,291	6.8 x Salary
Daniel Breeze	2x Salary	9,898	3.1 x Salary
Paul Libner	2x Salary	15,448	5.8 x Salary
Randy Shefman	2x Salary	9,456	3.5 x Salary
Clawback Policy
In August 2021, our Board adopted an incentive compensation recoupment policy. Our incentive compensation recoupment policy, or clawback policy, applies to all cash and equity-based incentive compensation, whether vested or unvested, paid to our executives and includes separate triggers for material financial restatements and improper conduct, including a failure to report.
The policy provides that, if we undertake a material accounting restatement, the Board may, in its sole discretion after evaluating the associated costs and benefits, recoup or take other action regarding any incentive compensation paid or granted during the previous three years to any executive that was in excess of what would have been paid or granted to the executive after giving effect to the restatement.
In addition, if any executive has engaged in improper conduct that results in, or could reasonably be expected to result in, material financial harm to Royal Gold or its stockholders, material reputational risk to Royal Gold, or criminal proceedings against
50	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Royal Gold or its directors, officers, or employees, then the Board may, in its sole discretion after evaluating the associated costs and benefits, recoup or take other action regarding any incentive compensation paid or granted during the previous three years to that executive. For purposes of the policy, improper conduct means an executive’s willful misconduct (including fraud, bribery, or other illegal acts) or gross negligence, including any failure to report properly, or to take appropriate remedial action with respect to, misconduct or gross negligence by another person.
Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code limits the amount that a public company can deduct for compensation paid to certain covered executives in excess of  $1 million. Prior to 2018, the limitation did not apply to certain performance-based compensation. This performance-based exception was repealed for awards granted after November 2, 2017, such that total compensation paid to covered executives in excess of  $1 million is not tax deductible, unless the excess qualifies under certain grandfathered provisions. Going forward, we expect that executive compensation will not be fully deductible for income tax purposes. The CNG Committee intends to maintain the pay-for-performance alignment of our incentive compensation programs and believes the interests of our stockholders are best served by not limiting the CNG Committee’s discretion and flexibility in crafting compensation plans and arrangements, even though some compensation awards may result in non-deductible compensation expenses.
Post-termination Compensation
We do not provide pension or other retirement benefits apart from the SARSEP Plan, the Group RRSP Plan, and the Pension Plan, each described above. We provide certain post-termination benefits pursuant to the terms of our equity incentive plan and employment agreements described above under “Employment Agreements” on page 49 and below under “Potential Payments Upon Termination or Change of Control” on page 59. None of the employment agreements provide for excise tax gross-ups in a change of control.
Risk Assessment of Compensation Policies and Practices
In November 2021, we conducted an assessment of our compensation policies and practices, including our executive compensation program, to evaluate the potential risks associated with these policies and practices. We reviewed this assessment with the CNG Committee. We have concluded that our compensation programs are designed with an appropriate balance of risk and reward and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices are reasonably likely to have a material adverse effect on Royal Gold.
In conducting this review, we considered the following attributes of our programs:
•
Mix of base salary, short-term incentive awards, and long-term equity compensation

•
Alignment between performance measures used under performance-based compensation and performance measures used by our Board to chart corporate strategy

•
Multiple performance measures under short-term incentive awards to avoid placing excessive emphasis on any single measure

•
Capped payout levels for short-term incentives and performance share awards

•
CNG Committee discretion to adjust compensation downward to reflect performance or other factors

•
Current equity vesting periods of up to three years designed to reward high-performing executives and key employees who drive long-term stockholder value

•
Benchmarking of compensation levels to ensure programs are consistent with industry practices

•
Internal controls that serve to preclude decisionmakers from taking excessive risk to earn the incentives provided under our compensation plans

•
CNG Committee oversight of compensation programs

•
Stock ownership guidelines that align the interests of executive officers with those of our stockholders generally

•
Clawback policy allowing for the recoupment of executive incentive compensation for material restatements or serious misconduct

Royal Gold, Inc. 2022 Proxy Statement	51

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Executive Compensation Tables
Summary Compensation Table
The following table summarizes information regarding the compensation of our executives for the six-month transition period ended December 31, 2021, and the fiscal years ended June 30, 2021, 2020, and 2019, except that for Messrs. Libner and Shefman, who were not NEOs in the fiscal year ended June 30, 2019, only compensation for the fiscal years ended June 30, 2020, and June 30, 2021, and the transition period ended December 31, 2021 (“TP”), is summarized.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
William Heissenbuttel President and CEO	TP	375,000	—	460,000	2,303,817	—	9,395	3,148,212
	FY2021	670,000	—	570,000	1,133,532	635,796	32,956	3,042,284
	FY2020	583,000	50,000	477,000	842,551	413,142	37,863	2,403,556
	FY2019	502,000	—	432,000	539,175	278,755	32,784	1,784,714
Mark Isto(4) EVP and Chief Operating Officer Royal Gold Corporation	TP	272,000	—	250,967	934,197	—	23,298	1,480,462
	FY2021	501,900	46,800	319,800	597,986	335,135	36,637	1,838,258
	FY2020	473,500	50,000	347,000	559,782	269,671	34,116	1,734,069
	FY2019	430,000	—	366,000	465,306	240,416	33,387	1,535,109
Daniel Breeze(5) VP Corporate Development RGLD Gold AG	TP	222,650	—	205,254	752,297	—	22,292	1,202,493
	FY2021	419,100	—	269,500	456,366	255,750	42,877	1,443,593
	FY2020	370,000	—	275,000	406,475	194,594	35,340	1,281,409
	FY2019	175,000	—	151,000	214,248	100,065	17,119	657,432
Paul Libner CFO and Treasurer	TP	187,500	30,000	170,000	768,721	—	26,624	1,182,845
	FY2021	350,000	—	226,000	396,148	222,911	40,010	1,235,069
	FY2020	308,650	—	194,000	288,800	142,852	33,718	968,020
Randy Shefman VP and General Counsel	TP	187,500	—	172,000	768,721	—	20,943	1,149,164
	FY2021	335,000	30,000	218,000	333,421	187,719	30,719	1,134,859
	FY2020	295,250	—	186,000	257,108	126,225	26,849	891,432

(1)
Amounts represent the grant date fair value of restricted shares and performance shares granted during the transition period or applicable fiscal year, calculated in accordance with financial statement reporting rules. You can find information about the assumptions used to calculate grant date fair values for the transition period in Note 9 to our consolidated financial statements contained in our Transition Report on Form 10-K for the six-month transition period ended December 31, 2021. Grants made during the transition period ended December 31, 2021, were based on full-year equity award values. Grants made in March 2022 were based on half-year equity award values. Performance shares are shown in the table above at 100% of target performance. The grant date fair values of the performance shares, assuming target and maximum performance, and the restricted shares for the transition period were as follows:

52	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
	Restricted Stock Awards(A)		Performance Stock Awards(A)
	Number of Shares	Grant Date Fair Value	Number of Shares	Grant Date Fair Value
Name	At Target (#)	At Target ($)	At Target (#)	At Target ($)	At Maximum ($)
William Heissenbuttel	9,740	1,083,868	9,890	1,219,949	2,439,899
Mark Isto	3,950	439,556	4,010	494,641	989,281
Dan Breeze	3,180	353,871	3,230	398,426	796,853
Paul Libner	3,250	361,660	3,300	407,061	814,122
Randy Shefman	3,250	361,660	3,300	407,061	814,122

(A)
The grant date fair values shown in this table for each executive differ from the target values of the awards in the table on page 46. For administrative purposes, when the awards were granted on August 24, 2021, we used the 30-day volume weighted average stock price for the period ended August 23, 2021, which was $115.50 (the “VWAP”), to calculate the number of restricted shares. To determine the number of performance shares, we used the VWAP discounted at an annualized dividend yield of 0.985 because dividends are not paid on performance shares. For purposes of this table, we are required to report the awards at their grant date fair value calculated in accordance with financial statement reporting rules, as described above.

(2)
Amounts represent the grant date fair value of stock options and SARs granted during the applicable fiscal year, calculated in accordance with financial statement reporting rules. Our CNG Committee eliminated the use of stock options in August 2021.

(3)
Amounts for the transition period include the following:

Name	Employer Retirement Plan Contributions ($)	Life and Disability Insurance Premiums ($)	Long-Term Disability Insurance Premiums ($)	Total All Other Compensation ($)
William Heissenbuttel	8,550	413	432	9,395
Mark Isto	18,657	2,305	2,336	23,298
Daniel Breeze	22,292	—	—	22,292
Paul Libner	25,779	413	432	26,624
Randy Shefman	20,098	413	432	20,943

(4)
Mr. Isto’s cash compensation is paid in Canadian dollars. The amounts shown are the U.S. dollar equivalent. The transition period amounts are based on a conversion rate of 1 Canadian dollar to 0.79 U.S. dollars. Amounts for the fiscal years ended June 30, 2021, and June 30, 2022, are based on a conversion rate of 1 Canadian dollar to 0.78 U.S. dollars and 0.76 U.S. dollars, respectively.

(5)
Mr. Breeze’s cash compensation is paid in Swiss francs. The amounts shown are the U.S. dollar equivalent. The transition period amounts are based on a conversion rate of 1 Swiss franc to 1.08 U.S. dollars. Amounts for the fiscal years ended June 30, 2021, and June 30, 2022, are based on a conversion rate of 1 Swiss franc to 1.10 U.S. dollars and 1.00 U.S. dollars, respectively. Mr. Breeze’s FY2021 salary in the Summary Compensation table in our 2021 proxy statement was shown in Swiss francs instead of U.S. dollars.

Royal Gold, Inc. 2022 Proxy Statement	53

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Grants of Plan-Based Awards in the Transition Period
This table provides information regarding stock-based awards granted to our NEOs during the six-month transition period ended December 31, 2021.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)		All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Award	Grant Date	Target ($)	Maximum ($)	Target (#)	Maximum (#)
William Heissenbuttel	Short-Term Incentive	N/A	375,000	468,750				N/A
	PSA	8/24/21			9,890	19,780		1,219,949
	RSA	8/24/21					9,740	1,083,867
Mark Isto	Short-Term Incentive	N/A	204,000	244,800				N/A
	PSA	8/24/21			4,010	8,020		494,641
	RSU	8/24/21					3,950	439,556
Daniel Breeze	Short-Term Incentive	N/A	166,988	200,385				N/A
	PSA	8/24/21			3,230	6,460		398,426
	RSU	8/24/21					3,180	353,870
Paul Libner	Short-Term Incentive	N/A	140,625	168,750				N/A
	PSA	8/24/21			3,300	6,600		407,061
	RSA	8/24/21					3,250	361,660
Randy Shefman	Short-Term Incentive	N/A	140,625	168,750				N/A
	PSA	8/24/21			3,300	6,600		407,061
	RSA	8/24/21					3,250	361,660

(1)
Represents potential amounts payable under short-term incentive awards for the six-month transition period. Target amounts for the transition period represent half of the executive’s annual target amounts. Actual amounts earned by executives are reported in the Summary Compensation Table.

(2)
Represents performance shares that vest and pay out at the end of three years in shares of our common stock upon achievement of corporate performance goals tied to our relative TSR over a three-year performance period. If the performance goals are not met, the performance shares will expire unvested. Performance shares are not issued and outstanding shares upon which the grantee may vote or receive dividends.

(3)
Represents RSAs or RSUs that vest ratably over three years based on continued service. Shares of RSAs are issued and outstanding shares of common stock with voting and dividend rights. RSUs are not issued and outstanding shares upon which the grantee may vote or receive dividends; however, grantees are entitled to a cash payment (or dividend equivalent) in the amount of declared dividends at the time dividends are paid.

(4)
Represents the grant date fair value of awards (at target, if applicable) calculated in accordance with financial statement reporting rules.

54	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Outstanding Equity Awards at the End of the Transition Period
This table provides information about the total outstanding stock options, SARs, restricted shares, and performance shares for each of our NEOs as of December 31, 2021.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
William Heissenbuttel	8/20/2015	17,386	—	56.54	8/20/2025
	8/16/2016	8,920	—	83.29	8/16/2026
	8/23/2017	9,200	—	87.42	8/23/2027
	8/21/2018	10,720	—	77.73	8/21/2028
	8/13/2019	5,207	2,603	124.60	8/13/2029
	1/2/2020	2,607	1,303	121.12	1/2/2030
	8/18/2020	5,174	10,346	139.84	8/18/2030
	8/23/2017					1,117	117,520
	8/21/2018					2,147	225,886
	8/13/2019					2,530	266,181
	1/2/2020					1,170	123,096
	8/18/2020					4,500	473,445
	8/24/2021					9,740	1,024,745
	8/23/2017							3,490	367,183
	8/21/2018							3,350	352,454
	8/13/2019							2,630	276,702
	8/13/2019							1,754	184,538
	1/2/2020							1,220	128,356
	1/2/2020							814	85,641
	8/18/2020							3,903	410,635
	8/18/2020							3,784	398,115
	8/24/2021							9,890	1,040,527
Royal Gold, Inc. 2022 Proxy Statement	55

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Mark Isto	1/5/2015	1,518	—	65.85	1/5/2025
	8/20/2015	1,768	—	56.54	8/20/2025
	8/16/2016	1,200	—	83.29	8/16/2026
	8/23/2017	3,261	—	87.42	8/23/2027
	8/21/2018	6,602	—	77.73	8/21/2028
	8/13/2019	4,734	2,366	124.60	8/13/2029
	1/2/2020	320	160	121.12	1/2/2030
	8/18/2020	2,730	5,460	139.84	8/18/2030
	8/23/2017					1,050	110,471
	8/21/2018					1,853	194,954
	8/13/2019					2,300	241,983
	1/2/2020					140	14,729
	8/18/2020					2,370	249,348
	8/24/2021					3,950	415,580
	8/23/2017							3,270	344,037
	8/21/2018							2,890	304,057
	8/13/2019							2,390	251,452
	8/13/2019							1,594	167,705
	1/2/2020							150	15,782
	1/2/2020							100	10,521
	8/18/2020							2,063	217,048
	8/18/2020							2,000	210,420
	8/24/2021							4,010	421,892
Daniel Breeze	1/2/2019	2,334	1,166	84.64	1/2/2029
	8/13/2019	3,640	1,820	124.60	8/13/2029
	8/18/2020	2,084	4,166	139.84	8/18/2030
	1/2/2019					1,200	126,252
	8/13/2019					1,770	186,222
	8/18/2020					1,810	190,430
	8/24/2021					3,180	334,568
	1/2/2019							1,200	126,252
	8/13/2019							1,840	193,586
	8/13/2019							1,228	129,198
	8/18/2020							1,573	165,495
	8/18/2020							1,525	160,445
	8/24/2021							3,230	339,828
56	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Paul Libner	8/23/2017	467	—	87.42	8/23/2027
	8/21/2018	933	—	77.73	8/21/2028
	8/13/2019	1,707	853	124.60	8/13/2029
	1/2/2020	993	497	121.12	1/2/2030
	8/18/2020	1,811	3,619	139.84	8/18/2030
	8/23/2017					467	49,133
	8/21/2018					933	98,161
	8/13/2019					830	87,324
	1/2/2020					440	46,292
	8/18/2020					1,570	165,180
	8/24/2021					3,250	341,933
	8/23/2017							1,400	147,294
	8/21/2018							1,400	147,294
	8/13/2019							860	90,481
	8/13/2019							573	60,285
	1/2/2020							460	48,397
	1/2/2020							307	32,299
	8/18/2020							1,367	143,822
	8/18/2020							1,325	139,403
	8/24/2021							3,300	347,193
Royal Gold, Inc. 2022 Proxy Statement	57

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Randy Shefman	8/16/2016	1,200	—	83.29	8/16/2026
	8/23/2017	1,400	—	87.42	8/23/2027
	8/21/2018	1,400	—	77.73	8/21/2028
	8/13/2019	1,707	853	124.60	8/13/2029
	1/2/2020	673	337	121.12	1/2/2030
	8/18/2020	1,524	3,046	139.84	8/18/2030
	8/23/2017					467	49,133
	8/21/2018					933	98,161
	8/13/2019					830	87,324
	1/2/2020					300	31,563
	8/18/2020					1,320	138,877
	8/24/2021					3,250	341,933
	8/23/2017							1,400	147,294
	8/21/2018							1,400	147,294
	8/13/2019							860	90,481
	8/13/2019							573	60,285
	1/2/2020							310	32,615
	1/2/2020							172	18,096
	8/18/2020							1,152	121,202
	8/18/2020							1,117	117,520
	8/24/2021							3,300	347,193

(1)
Represents stock options and SARs that vest ratably over three years commencing on the first anniversary of the grant date.

(2)
Represents RSAs or RSUs. All RSAs and RSUs granted prior to August 2021 vest ratably over three years commencing on the third anniversary of the grant date. All RSAs and RSUs granted in August 2021 vest ratably over three years commencing on the first anniversary of the grant date.

(3)
Market value is based on the closing price of our common stock on December 31, 2021 ($105.21).

(4)
Represents maximum TSR and, with respect to awards granted prior to August 2021, GEO performance shares, which vest based on achievement of preestablished performance goals within three or five years of the grant date, respectively. If the goals are not met during the vesting period, the performance shares expire unvested.

58	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Transition Period Option Exercises and Stock Vested
This table provides information on the vesting of restricted shares and performance shares for each of our NEOs during the transition period. None of our NEOs exercised stock options or SARs during the transition period.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
William Heissenbuttel	3,954	$441,549
Mark Isto	3,301	$368,785
Daniel Breeze	285	31,715
Paul Libner	1,589	$177,295
Randy Shefman	1,554	$173,400

(1)
Value was calculated by multiplying the number of shares that vested by the closing market price of our common stock on the vesting date.

Potential Payments Upon Termination or Change of Control
The table below shows the estimated payments and benefits payable to our NEOs as a result of termination of employment with or without a change of control of Royal Gold. We assume that the applicable trigger event took place on December 31, 2021. The value of accelerated vesting of equity awards is based on the closing market price of our common stock on December 31, 2021 ($105.21). Change of control is defined in each NEO’s employment agreement and equity award agreements.
In general, outstanding equity awards vest in full (at maximum, if applicable) upon an involuntary termination of service in connection with a change of control. In the case of an involuntary termination of service outside a change of control, (1) outstanding stock options and SARs vest in full, (2) outstanding restricted shares receive prorated vesting through the date of termination except for restricted stock granted in August 2021 and March 2022, which vests in full for executives with more than 15 years of service and is forfeited by executives with less than 15 years of service; and (3) outstanding performance shares receive prorated vesting through the fiscal year of termination except for performance shares granted in August 2021 and March 2022, which are forfeited by all executives. In general, for purposes of the table, “involuntary termination” includes an involuntary termination of employment by us without cause, a termination of employment by the executive for good reason, or our nonrenewal of the executive’s employment, if applicable.
The table does not show employee benefits that are provided to our employees on a non-discriminatory basis.
Royal Gold, Inc. 2022 Proxy Statement	59

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Name	Cash Compensation ($)	Value of Medical Insurance Continuation ($)	Value of Accelerated Vesting of Outstanding Equity Awards			Total ($)
			Restricted Stock ($)	Stock Options and SARs(1) ($)	Performance Stock Awards ($)
William Heissenbuttel Involuntary Termination without a Change of Control	1,405,667	—	2,230,873	—	21,042	3,657,582
Involuntary Termination with a Change of Control	3,514,167	29,702	2,230,873	—	3,244,150	9,018,892
Mark Isto Involuntary Termination without a Change of Control	937,463	—	417,374	—	11,994	1,366,831
Involuntary Termination with a Change of Control	1,406,195	13,371	1,227,064	—	1,942,913	4,589,543
Daniel Breeze(2) Involuntary Termination without a Change of Control	770,336	—	216,564	23,985	9,048	1,019,932
Involuntary Termination with a Change of Control	1,155,504	—	837,472	23,985	1,114,805	3,131,765
Paul Libner Involuntary Termination without a Change of Control	628,333	—	788,023	—	7,365	1,423,721
Involuntary Termination with a Change of Control	942,500	25,614	788,023	—	1,156,468	2,912,605
Randy Shefman Involuntary Termination without a Change of Control	624,333	—	202,138	—	6,207	832,679
Involuntary Termination with a Change of Control	936,500	25,690	746,991	—	1,081,980	2,791,161

(1)
All unvested stock options and SARs, other than one award granted to Mr. Breeze, were out of the money as of December 31, 2021. As a result, no value is attributed to the accelerated vesting of these awards as of December 31, 2021, other than one award to Mr. Breeze.

(2)
Mr. Breeze’s Employment Agreement has an indefinite term, so termination for non-renewal is not possible.

Other Compensation Matters
CEO Pay Ratio
The ratio of Mr. Heissenbuttel’s total compensation for his role as CEO ($3,148,212) to the annual total compensation of our median-compensated employee ($322,057) for the transition period was 9.8 to 1.
We identified our median compensated employee by examining total cash compensation (salary and short-term cash incentive) paid for the transition period to all employees who were employed by us globally on December 31, 2021, excluding Mr. Heissenbuttel. No assumptions, adjustments, or estimates were made in respect of total cash compensation, except that we (a) annualized the compensation of any employee who was not employed with us for all of the transition period and (b) applied the average transition period foreign exchange rate to Canadian dollars and Swiss francs paid to our Canadian and Swiss employees, respectively. We believe the use of total cash compensation for all employees is a consistently applied compensation measure because all of our employees receive a salary and are eligible for short-term cash incentives, while not all of our employees are eligible for long-term incentive awards.
After identifying the median compensated employee, we determined the annual total compensation for that employee using the same methodology used to calculate our executives’ annual total compensation as set forth in the Summary Compensation Table.
We believe this CEO pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
60	Royal Gold, Inc. 2022 Proxy Statement

Proposal 3: Ratification of Appointment of Ernst & Young LLP as Independent Auditor for the Fiscal Year Ending December31, 2022 Our Board recommends you vote FOR this proposal
Royal Gold, Inc. 2022 Proxy Statement	61

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Proposal 3 - Ratification of Appointment of the Independent Auditors
Our Audit Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending on December 31, 2022. Our Board is asking stockholders to ratify this selection. While stockholder approval or ratification is not required, we believe that submitting the appointment of Ernst & Young LLP to stockholders for ratification is good corporate governance. If stockholders do not ratify this appointment, our Audit Committee will take the voting results under consideration. Even if stockholders ratify the appointment of Ernst & Young LLP, the Audit Committee, in its discretion, may change the appointment at any time if it determines that a change would be in the best interest of Royal Gold and our stockholders.
Representatives of Ernst & Young LLP are expected to attend the annual meeting. They will have an opportunity to make a statement if they so desire and will have an opportunity to respond to appropriate questions from stockholders.
Vote Required for Approval
The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to ratify the appointment of Ernst & Young LLP.
62	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Independent Registered Public Accounting Firm Fees and Services
Fees for services rendered by Ernst & Young LLP for the six-month transition period ended December 31, 2021, and the fiscal years ended June 30, 2021, and 2020, were as follows:
	Transition Period	Fiscal Year 2021	Fiscal Year 2020
Audit Fees	$652,397	$770,163	$756,252
Tax Fees	$135,858	$217,023	$326,804
Total	$788,255	$987,186	$1,083,066
Audit fees represent fees associated with the audits of Royal Gold and certain of our foreign subsidiaries’ annual financial statements, review of our quarterly financial statements, issuance of consents, and review of documents filed with the SEC. Audit fees also include fees associated with the audit of management’s assessment and operating effectiveness of Section 404 of the Sarbanes-Oxley Act.
Tax fees represent fees associated with tax compliance, tax return preparation, and tax consulting services.
We did not pay any audit-related or other fees to Ernst & Young LLP for the transition period or fiscal years 2021 and 2020.
Preapproval Policies and Procedures
The Audit Committee has adopted a policy requiring advance approval for all audit, audit-related, tax, and other services performed by our independent registered public accounting firm. The policy provides for preapproval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously preapproved with respect to a year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform the service. The Audit Committee has delegated to its Chair the authority to approve certain permitted services, provided that the Chair reports these decisions to the Audit Committee at its next scheduled meeting. The Audit Committee preapproved all of the services reported in the table above.

Audit and Finance Committee Report
The AF Committee has reviewed and discussed the audited financial statements of Royal Gold for the six-month transition period ended December 31, 2021, and our reporting processes, including internal control over financial reporting, with our management. The AF Committee has discussed with Ernst & Young LLP, our independent registered public accounting firm for the transition period, the matters required to be discussed by applicable Public Company Accounting Oversight Board and Securities and Exchange Commission standards. The AF Committee has also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the AF Committee concerning independence and the AF Committee has discussed the independence of Ernst & Young LLP with Royal Gold.
Based on the review and discussions with Royal Gold’s auditors and management, the AF Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in Royal Gold’s Transition Report on Form 10-K for the six-month transition period ended December 31, 2021, for filing with the Securities and Exchange Commission.
This report has been submitted by the following independent directors, who comprise the AF Committee of the Board of Directors:

Jamie Sokalsky, Chair	Fabiana Chubbs	William Hayes
Royal Gold, Inc. 2022 Proxy Statement	63

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Stock Ownership Information
Security Ownership of Certain Beneficial Owners and Management
The following table shows the beneficial ownership, as of March 28, 2022, or such other date noted below, of our common stock by each director, director nominee, NEO, and beneficial owner of more than 5% of our common stock, based on our review of documents filed with the SEC. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Royal Gold, Inc., 1144 15th Street, Suite 2500, Denver, Colorado 80202.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Directors, Director Nominees, and NEOs
William Heissenbuttel President, Chief Executive Officer, and Director	118,359(1)	*
William Hayes Chair of the Board	10,767(2)	*
Fabiana Chubbs Director	1,987(3)	*
Kevin McArthur Director	19,111(4)	*
Jamie Sokalsky Director	17,467(5)	*
Ronald Vance Director	15,781(6)	*
Sybil Veenman Director	9,797(7)	*
Mark Isto Executive Vice President and Chief Operating Officer, Royal Gold Corporation	23,932(8)	*
Daniel Breeze Vice President Corporate Development, RGLD Gold AG	2,442(9)	*
Paul Libner Chief Financial Officer and Treasurer	16,593(10)	*
Randy Shefman Vice President and General Counsel	11,600(11)	*
Directors, director nominees, and all executive officers as a group (12 individuals)	248,817	*
5% or More Beneficial Owners
Capital World Investors 333 South Hope Street, 55th Floor Los Angeles, CA 90071	7,834,436(12)	11.9%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	6,595,268(13)	10.1%
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	6,589,718(14)	10.1%
First Eagle Investment Management, LLC 1345 Avenue of the Americas, New York, NY 10105	3,508,703(15)	5.4%

*
Less than 1% ownership of our common stock.

64	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
(1)
Includes (a)  25,874 shares of restricted stock and (b) 20,474 shares subject to SARs and 6,171 shares subject to stock options that were exercisable as of, or within 60 days after, March 28, 2022. Does not include shares potentially issuable under performance share awards.

(2)
Includes 993 shares of restricted stock.

(3)
Represents 1,987 restricted stock units the vesting of which is deferred under our Deferred Compensation Plan.

(4)
Includes 8,297 shares of restricted stock the vesting of which is deferred under our Deferred Compensation Plan.

(5)
Includes 6,267 restricted stock units the vesting of which is deferred under our Deferred Compensation Plan.

(6)
Includes 8,297 shares of restricted stock the vesting of which is deferred under our Deferred Compensation Plan.

(7)
Includes 8,297 restricted stock units the vesting of which is deferred under our Deferred Compensation Plan.

(8)
Includes 3,850 shares subject to SARs and 6,534 shares subject to stock options that were exercisable as of, or within 60 days after, March 28, 2022. Does not include shares potentially issuable under performance share awards or restricted stock units.

(9)
Includes 1,774 shares subject to SARs that were exercisable as of, or within 60 days after, March 28, 2022. Does not include shares potentially issuable under performance share awards or restricted stock units.

(10)
Includes (a) 8,940 shares of restricted stock and (b) 906 shares subject to SARs and 239 shares subject to stock options that were exercisable as of, or within 60 days after, March 28, 2022. Does not include shares potentially issuable under performance share awards.

(11)
Includes (a) 8,550 shares of restricted stock and (b) 1,905 shares subject to SARs and 239 shares subject to stock options that were exercisable as of, or within 60 days after, March 28, 2022. Does not include shares potentially issuable under performance share awards.

(12)
As reported by Capital World Investors on an Amendment No. 4 to Form 13G filed with the SEC on February 11, 2022. Capital World Investors reported that it had sole dispositive and voting power over the reported shares.

(13)
As reported by The Vanguard Group on an Amendment No. 9 to Form 13G filed with the SEC on February 10, 2022. The Vanguard Group reported that it had sole dispositive power over 6,505,294 of the shares, shared dispositive power over 89,974 of the shares, sole voting power over none of the shares, and shared voting power over 31,227 of the shares.

(14)
As reported by BlackRock, Inc. on an Amendment No. 13 to Form 13G filed with the SEC on January 27, 2022. BlackRock reported that it had sole dispositive power over all of the shares and sole voting power over 6,203,597 of the reported shares.

(15)
As reported by First Eagle Investment Management, LLC on Form 13G filed with the SEC on February 10, 2022. First Eagle Investment Management, LLC reported that it had sole dispositive and sole voting power over 3,379,190 of the shares.

Royal Gold, Inc. 2022 Proxy Statement	65

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Equity Compensation Plan Information
The following table sets forth information concerning shares of our common stock that are authorized and available for issuance under our equity compensation plans as of December 31, 2021:
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	456,372(2)	$107.80(3)	2,093,330
Equity compensation plans not approved by stockholders	—	—
Total	456,372	$107.80	2,093,330

(1)
Represents shares issuable under our 2015 Omnibus Long-Term Incentive Plan.

(2)
Represents (a) 205,898 shares issuable under outstanding stock options and stock appreciation rights, (b) 53,391 shares issuable under outstanding restricted stock units, (c) 167,378 shares issuable under outstanding performance shares (at maximum), and (d) 29,705 shares deferred under our Deferred Compensation Plan for nonemployee directors.

(3)
Weighted-average exercise price does not take into account shares issuable under restricted stock units, performance shares, or deferred shares, which do not have an exercise price.

66	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Other Information
Other Business
We are not aware of any other matters to be brought before the annual meeting. If other matters should come before the annual meeting, each person named in the proxy intends to vote the proxy in accordance with their own judgment on the matters.
Stockholder Proposals for the 2023 Annual Meeting
	Proposals to Include in Proxy*	Other Proposals or Nominees to be Presented at the Annual Meeting**
Deadline for proposal to be received by Royal Gold	On or before December 12, 2022 (120 calendar days prior to anniversary of this year’s mailing date)	Between January 25, 2023, and February 24, 2023 (not less than 90 nor more than 120 calendar days prior to the first anniversary of this year’s annual meeting)***
What to include in the proposal	Information required by SEC rules	Information required by our Bylaws
Where to send the proposal	By mail to our principal executive office: Corporate Secretary, Royal Gold, Inc., 1144 15th Street, Suite 2500, Denver, CO 80202

*
Proposals must satisfy SEC requirements, including Rule 14a-8.

**
Proposals not submitted pursuant to SEC Rule 14a-8 and any director nominees must satisfy our Bylaw requirements, which are available on our website. In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than March 26, 2023.

***
If the number of directors to be elected at the 2023 annual meeting is increased and there is no public announcement by us specifying the size of the increased Board at least 100 days before the annual meeting date, the stockholder’s notice with respect to nominees for any new positions created by the increase must be received not later than the close of business on the 10th day following the day on which we first make the public announcement.

Transition Report on Form 10-K
Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we will provide, without charge, a copy of our Transition Report on Form 10-K for the six-month transition period ended December 31, 2021, including any financial statements and any required financial statement schedules, as filed with the SEC. Requests for a copy of the annual report should be delivered to our Corporate Secretary, Royal Gold, Inc., 1144 15th Street, Suite 2500, Denver, Colorado 80202 or corporatesecretary@royalgold.com.
Stockholders Entitled to Vote as of Record Date
This proxy statement is furnished to holders of Royal Gold, Inc. common stock in connection with the solicitation of proxies on behalf of our Board of Directors to be voted at our 2022 virtual annual meeting of stockholders to be held on Wednesday, May 25, 2022, at 9 a.m. mountain time. Stockholders of record holding shares of our common stock at the close of business on March 28, 2022 (“record date”), are eligible to vote at the virtual annual meeting and any postponement and adjournment of the annual meeting. There were 65,638,772 shares outstanding on the record date.
Internet Availability of Proxy Materials
We will furnish our proxy materials through a “notice and access” model via the internet in accordance with SEC rules. On or about April 11, 2022, we will furnish a “notice of internet availability” to our stockholders of record containing instructions on how to access the proxy materials and vote. In addition, instructions on how to request a printed copy of these materials may be found in the notice of virtual annual meeting. For more information on voting your stock, please see “Voting Your Shares” below.
Royal Gold, Inc. 2022 Proxy Statement	67

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
Voting Your Shares
Each share of Royal Gold common stock that you own as of the record date entitles you to one vote. If you are a stockholder of record, your proxy card shows the number of shares of our common stock that you own. If your stock is held in the name of your broker, bank, or another nominee, the nominee holding your stock will send you a voting instruction form. You may elect to vote in one of three methods:
•
By phone or the internet  —  You may vote your shares by following the instructions on your notice card, proxy card, or voting instruction form. If you vote by telephone or the internet, you do not need to return your proxy card.

•
By mail  —  If this proxy statement was mailed to you or if you requested that a proxy statement be mailed to you, you may vote your shares by signing and returning the enclosed proxy card or voting instruction form. If you vote by proxy card, your “proxy” (each or either of the individuals named on the proxy card) will vote your shares as you instruct on the proxy card. If you vote by voting instruction form, the bank, broker, or nominee holding your stock will vote your shares as you instruct on the voting instruction form. If you sign and return your proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by our Board (FOR proposals 1, 2, and 3).

•
By voting at the virtual annual meeting — You may attend the annual meeting virtually and vote your shares through the online platform. All stockholders attending the meeting will be authenticated using your 16-digit control number included in your stockholder materials. You will be able to vote while the polls are open during the virtual annual meeting.

Instructions for the Virtual Annual Meeting
This year, our annual meeting will be a completely virtual meeting due to the continued uncertainty around the COVID-19 pandemic. There will be no physical meeting location. The meeting will only be conducted via a live virtual stockholder meeting. To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/RGLD2022 and enter the 16-digit control number included on your notice of internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the virtual annual meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders. You may begin to log into the meeting platform beginning at 8:45 a.m. mountain time on May 25, 2022. The meeting will begin promptly at 9 a.m. mountain time on May 25, 2022. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. If you wish to submit a question prior to the virtual annual meeting, you may do so starting at 8:45 a.m. mountain time on May 25, 2022, via the virtual stockholder meeting platform. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters are not pertinent to meeting matters and will not be answered. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be answered on our website at www.royalgold.com/investors/proxy-materials. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, technical support phone numbers will be posted at the bottom of the virtual meeting log-in page. Technical support will be available starting at 8:45 a.m. mountain time on May 25, 2022, and will remain available until 30 minutes after the meeting has finished.
Revocation of Proxy or Voting Instruction Form
You may revoke your proxy at any time before the proxy is voted at the annual meeting. This can be done by submitting another properly completed proxy card with a later date, sending a written notice of revocation to our Corporate Secretary with a later date, or attending and voting at the virtual annual meeting. You should be aware, however, that simply logging onto the virtual annual meeting will not automatically revoke your previously submitted proxy; rather, you must submit your vote at the virtual annual
68	Royal Gold, Inc. 2022 Proxy Statement

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
meeting or deliver written notice to us before the start of the virtual annual meeting. Written notices revoking a proxy should be sent to our Corporate Secretary at Royal Gold, Inc., 1144 15th Street, Suite 2500, Denver, Colorado 80202.
Quorum and Votes Required to Approve Proposals
A majority of the outstanding shares of our common stock entitled to vote, represented in person or by proxy, will constitute a quorum at the virtual annual meeting. Abstentions and broker non-votes will be counted as being present for purposes of determining whether there is a quorum. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote those shares on a proposal because the nominee does not have discretionary voting authority and has not received voting instructions from the beneficial owner with respect to that proposal.
Cumulative voting is not permitted for the election of directors. Under Delaware law, holders of common stock are not entitled to appraisal or dissenters’ rights with respect to the matters to be considered at the annual meeting.
Proposal	Vote Required to Approve Proposals at a Meeting at Which a Quorum Is Present	Broker Non-Votes	Abstentions
1 Election of Class II Director Nominees	Affirmative vote of a majority of the votes cast	No impact	No impact
2 Advisory Vote on Executive Compensation	Affirmative vote of a majority of the votes cast	No impact
3 Ratification of Auditors	Affirmative vote of a majority of the votes cast	Nominees have the discretion to vote FOR; there will be no broker non-votes
Tabulation of Votes
Broadridge Financial Solutions, Inc. will tabulate and certify votes at the virtual annual meeting.
Solicitation Costs
In addition to solicitation of proxies by mail or by electronic data transfers, our directors, officers, and employees may, without additional compensation, make solicitations by telephone, facsimile, or personal interview. We engaged Saratoga Proxy Consulting LLC to assist us with the solicitation of proxies for a fee of  $15,000, plus expenses. We will bear all costs of the solicitation of proxies. We will also reimburse the banks and brokers for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of our common stock.
Eliminating Duplicate Mailings
We have adopted a procedure called “householding,” in accordance with SEC rules. Under this procedure, we deliver a single copy of the notice of virtual annual meeting and, if applicable, our proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the notice of virtual annual meeting and, if applicable, our proxy materials and annual report to any stockholder.
Royal Gold, Inc. 2022 Proxy Statement	69

Proxy Summary	Proposal 1: Election of Directors	Proposal 2: Advisory Vote on Executive Compensation	Proposal 3: Ratification of Appointment of the Independent Auditors	Stock Ownership Information	Other Information
To receive a separate copy of the notice of virtual annual meeting and, if applicable, our proxy materials and annual report for this or future meetings, stockholders may contact us at the following address:
Laura B. Gill
Corporate Secretary
Royal Gold, Inc.
1144 15th Street, Suite 2500
Denver, Colorado 80202
corporatesecretary@royalgold.com
Stockholders who hold shares in street name (as described under the heading “Voting Your Shares,” above) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.
* * * * * * * * * * * * * *
BY ORDER OF THE BOARD OF DIRECTORS
Laura B. Gill
Corporate Secretary
Denver, Colorado
April 11, 2022
70	Royal Gold, Inc. 2022 Proxy Statement

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

D74719-P66949

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

ROYAL GOLD, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Against**	**Abstain**
1a. William Hayes	☐	☐	☐
1b. Ronald Vance	☐	☐	☐

	For	**Against**	**Abstain**
2. The approval, on an advisory basis, of the compensation of our named executive officers	☐	☐	☐
3. The ratification of the appointment of Ernst & Young LLP as our independent registered public accountant for 2022	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

SCAN TOVIEW MATERIALS & VOTE ROYAL GOLD, INC.1144 15TH STREET, SUITE 2500DENVER, CO 80202-1161 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 24, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/RGLD2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 24, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D74719-P66949 KEEP THIS PORTION FOR YOUR
RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Annual Meeting and Proxy Statement and Annual Report are available at www.proxyvote.com.D74720-P66949ROYAL GOLD, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Laura B. Gill and William M. Hayes, or either of them, as attorneys, agents and proxies each with full power of substitution to vote, as designated on the reverse, all the shares of Common Stock of Royal Gold, Inc. held of record by the undersigned on March 28, 2022, at the Annual Meeting of Stockholders of Royal Gold, Inc. (the "Meeting"), which will be held on May 25, 2022, virtually at www.virtualshareholdermeeting.com/RGLD2022, at 9:00 a.m., Mountain Time, or at any postponement or adjournment thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 AND 3. The proxiesare also authorized to vote in their discretion upon any other matters as may properly come before the meeting, including any postponement or adjournment thereof.The undersigned acknowledges receipt of this Proxy and a copy of the Notice of Annual Meeting and Proxy Statement, dated April 11, 2022.Continued and to be signed on reverse side